                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-2686

                       RIVERSOURCE TAX-EXEMPT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 11/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
INTERMEDIATE TAX-EXEMPT FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL INCOME TAXES.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   31

Notes to Financial Statements......   34

Report of Independent Registered
  Public Accounting Firm...........   48

Federal Income Tax Information.....   50

Board Members and Officers.........   52

Proxy Voting.......................   56




--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Intermediate Tax-Exempt Fund (the Fund) Class A Shares gained
  11.82% (excluding sales charge) for the 12 months ended Nov. 30, 2009.

> The Fund outperformed the Barclays Capital Municipal Bond 3-15 Year Blend
  Index, which rose 11.49% for the period.

> The Fund underperformed the Lipper Intermediate Municipal Debt Funds Index, representing the Fund's peer group, which increased 11.92% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Intermediate Tax-
  Exempt Fund
  Class A (excluding sales
  charge)                         +11.82%   +3.10%   +3.15%   +4.04%
---------------------------------------------------------------------
Barclays Capital Municipal Bond
  3-15 Year Blend Index
  (unmanaged)                     +11.49%   +5.26%   +4.72%   +5.55%
---------------------------------------------------------------------
Lipper Intermediate Municipal
  Debt Funds Index                +11.92%   +3.76%   +3.70%   +4.59%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT NOV. 30, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)                 +11.82%   +3.10%   +3.15%   +4.04%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                 +10.97%   +2.39%   +2.37%   +3.26%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +10.98%   +2.40%   +2.38%     N/A      +3.33%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)                  +8.46%   +2.06%   +2.52%   +3.73%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                  +5.97%   +1.44%   +2.02%   +3.26%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   +9.98%   +2.40%   +2.38%     N/A      +3.33%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     9.3 years
--------------------------------------
Effective duration(2)        5.3 years
--------------------------------------
Weighted average bond
  rating(3)                        AA-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
4  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Intermediate Tax-Exempt Fund (the Fund) Class A Shares gained 11.82% (excluding sales charge) for the 12 months ended Nov. 30, 2009. The Fund outperformed the Barclays Capital Municipal Bond 3-15 Year Blend Index (Barclays 3-15 Year Index), which rose 11.49% for the period. The Fund underperformed the Lipper Intermediate Municipal Debt Funds Index, representing the Fund's peer group, which increased 11.92% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Generating solid double-digit absolute returns, the tax-exempt fixed income market significantly outpaced the taxable fixed income market for the annual period. Such strong performance, however, masks what were two distinct periods during the 12 months ended Nov. 30, 2009 for the tax-exempt fixed income market.

At the start of the annual period in December 2008, the tax-exempt bond market faced significant challenges. The market was still reeling from events of the prior couple of months, beginning in mid-September when the bankruptcy of Lehman Brothers forced a number of financial institutions to go out of business, to merge or to be taken over by the U.S. government. Liquidity dried up and demand for municipal bonds dramatically slowed, as the institutional buyer base shrunk considerably due to consolidation within the industry and balance sheet pressures among the survivors. There was a great deal of deleveraging by mutual funds, forced selling by hedge funds, and after-shocks from the

TOP TEN STATES (at Nov. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Texas                                      11.9%
------------------------------------------------
New York                                    9.2%
------------------------------------------------
California                                  8.1%
------------------------------------------------
North Carolina                              8.0%
------------------------------------------------
Minnesota                                   6.6%
------------------------------------------------
Massachusetts                               5.7%
------------------------------------------------
Missouri                                    5.0%
------------------------------------------------
Washington                                  4.4%
------------------------------------------------
Georgia                                     4.1%
------------------------------------------------
Virginia                                    3.7%
------------------------------------------------




--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


unwinding of tender option bond programs.* Investors grew increasingly cautious. At the same time, supply was largely sidelined and/or postponed due to the lack of demand. Given these difficult conditions, by the end of December the ratio of 10-year municipal bond yields to 10-year Treasury yields had reached a new all-time high of 186%. The slope of the tax-exempt bond yield curve steepened significantly, as short-term tax-exempt yields, driven largely by the Federal Reserve System's (the Fed's) dramatic interest rate cuts declined, and longer-dated municipal bond yields rose.

Demand for municipal securities began to increase in January 2009, boosted by the entry or re-entry of several big name crossover, institutional and individual buyers into the tax-exempt market and by the introduction of several federal stimulus programs. For example, the American Recovery and Reinvestment Act (ARRA), signed into law in February 2009, created new demand for municipal bonds via provisions that altered the Tax Equity and Fiscal Responsibility Act (TEFRA) of 1982 and the Tax Reform Act (TRA) of 1986. Among ARRA's provisions were those that increased the limits on bank qualified(** )bonds, provided relief in the Alternative Minimum Tax (AMT) rules, expanded tax-exempt financing opportunities for select manufacturing facilities and created new forms of tax-exempt bonds. ARRA also created a new Build America

QUALITY BREAKDOWN (at Nov. 30, 2009; % of portfolio assets excluding cash equivalents)
---------------------------------------------------------------------

AAA bonds                                  23.6%
------------------------------------------------
AA bonds                                   33.7%
------------------------------------------------
A bonds                                    28.5%
------------------------------------------------
BBB bonds                                   8.8%
------------------------------------------------
Non-investment grade bonds                  4.8%
------------------------------------------------
Non-rated bonds                             0.6%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 5.8% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Bond program, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt government bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. This new program was intended to assist state and local governments in financing capital projects at lower borrowing costs as well as to stimulate the economy and create jobs. It also would take supply out of the municipal bond market, particularly at the longer end of the tax-exempt bond yield curve. The first Build America Bond deal came to market in April 2009.

Following a significant stretch of positive performance in the tax-exempt fixed income market during the third calendar quarter, the market sold off in October as growing supply and ebbing demand moved yields higher. November, however, saw a rebound, albeit a modest one, as tax-exempt bond returns moved back into positive territory amidst improved macroeconomic trends and still healthy demand.

As the municipal bond market rallied year-to-date overall, yields were driven lower across the tax-exempt fixed income yield curve (spectrum of maturities). During these same eleven months, flows into municipal bond mutual funds were very strong, as expectations of higher marginal personal income tax rates ahead and concerns regarding reduced municipal bond supply dominated. Indeed, demand in excess of $72.2 billion surged into municipal bond funds year-to-date through Nov. 30, dramatically overtaking the annual record of $28.6 billion set in 2003. Lower quality municipal bonds outperformed their higher quality counterparts, and longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities. The ratio of 10-year municipal bond yields to 10-year Treasury yields plummeted in 2009 year-to-date through Nov. 30 to approximately 87%, still somewhat above the historical average and thus remaining attractive.

For the annual period as a whole, yields declined across the tax-exempt bond yield curve. The yield curve steepened, as yields fell more at the shorter-term end of the yield curve than at the longer-term end.


--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

As tax-exempt bond yields were being driven lower during the annual period overall, the Fund benefited from having a longer duration than the Barclays 3-15 Year Index. Further boosting the Fund's results relative to the Barclays 3-15 Year Index was its significant allocation to bonds rated A and BBB across a variety of sectors, as spreads -- the difference in yields between these lower-quality securities and AAA-rated municipals -- tightened significantly during the annual period. As a result, A-rated and BBB-rated credits materially outperformed higher quality tax-exempt bonds for the annual period.

Having sizable exposure to health care contributed positively to Fund results, as the health care space, which tends to be comprised of lower quality bonds and where our emphasis is on longer maturity bonds, outpaced the broader tax-exempt bond market during the annual period. Further contributing to Fund results was an exposure to bonds subject to the Alternative Minimum Tax (AMT), as the spreads between municipal bonds subject to the AMT and those that are not tightened materially during the 12-month period.

Detracting somewhat from Fund results was our having sold its holdings in prepaid natural gas municipal bonds early in 2009, as these bonds then outperformed the broad municipal bond market in the subsequent months. Similarly, having a less-than-benchmark allocation to Industrial Development Revenue (IDR) and Pollution Control Revenue (PCR) bonds, which outperformed the Barclays 3-15 Year Index during the annual period, hurt. IDR/PCR bonds are private activity bonds backed by a corporation. Individual issue selection within utilities also hurt the Fund's results.

Finally, a short Treasury future position held during the last three months of the annual period detracted modestly from the Fund's performance. Treasury rates rallied in the renewed flight to safety when the city-state of Dubai called for a delay of six months on any debt repayment from its Dubai World industrial conglomerate. The fear was that losses in the small emirate, which has drawn wealthy tourists from around the globe in the past decade, could imperil a nascent economic rebound.


--------------------------------------------------------------------------------
8  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
Overall, we increased the Fund's exposure to bonds rated AA and A and decreased exposure to bonds rated AAA, as we sought to capture the upside of the rally in lower quality bonds during the annual period. In implementing this strategy, we increased the Fund's allocations to the higher education and water and sewer sectors. We correspondingly decreased the Fund's exposure to the IDR/PCR sector as well as to pre-refunded*** bonds and local general obligation debt.

OUR FUTURE STRATEGY
At the end of November, we viewed the prospects for the tax-exempt bond market to be quite attractive. We believed that the tax-exempt bond market would continue to outperform U.S. Treasury securities, due primarily to favorable supply/demand technical factors. Demand was anticipated to remain strong, given widespread expectations for higher federal, and in many cases, state and local, income taxes. At the same time, new issuance of tax-exempt municipal bonds was down materially year-to-date through Nov. 30, 2009, a trend, we believed, that was likely to continue for some time. Such declining supply was due in part to the effect of the Build America Bonds.

Importantly, despite headlines regarding municipal and state budget gaps, we believe the credit quality of the U.S. tax-exempt market generally remained in sound condition compared to other fixed income classes during the annual period and the default rate among issuers remained historically low.

We believe the Fed is likely to keep the targeted federal funds rate in the near-zero range for an


  Importantly, despite headlines regarding municipal and state budget gaps, we believe the credit quality of the U.S. tax-exempt market generally remained in sound condition compared to other fixed income classes during the annual period and the default rate among issuers remained historically low.






--------------------------------------------------------------------------------
               RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


extended period of time, and so we currently expect to maintain the Fund's duration longer than that of the Barclays 3-15 Year Index. Given our view of market conditions, we also believe that the tax-exempt bond yield curve may well flatten as we move into 2010. Thus, we currently intend to maintain the Fund's yield curve flattening bias for the near term.

As we expect credit quality spreads to continue tightening over the coming months, we intend to seek lower-rated investment grade bonds, i.e. those with ratings in the A and BBB categories, as we go forward. We currently expect to maintain the Fund's allocation to bonds in these credit categories at a moderately greater weighting than the Barclays 3-15 Year Index. We currently intend to only opportunistically invest in city and local municipal debt, as the pressures of lower property values are likely to heighten before they ease. We will, of course, continue to carefully monitor the fundamentals of the issuers and their budgets, seeking to avoid bonds issued by those under ratings pressure.

As always, and ever more so in the current environment, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund's investment objective over the long term. Consistent with the Fund's investment objective, we will maintain our emphasis on generating a high level of current income exempt from federal income taxes.




Catherine Stienstra
Portfolio Manager





--------------------------------------------------------------------------------
10  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


  *Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a "carry trade."
 **Bank Qualified bonds are issued by communities that qualify as "small issuers," i.e. issuers that issue no more than $10 million worth of tax-exempt bonds annually. ARRA increased the limit on the amount of Bank Qualified bonds that can be designated by a "small issuer" during calendar years 2009 and 2010 from $10 million per year to $30 million per year.
***Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value -- sometimes significantly.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Intermediate Tax-Exempt Fund Class A shares (from 12/1/99 to 11/30/09) as compared to the performance of the Barclays Capital Municipal Bond 3-15 Year Blend Index and the Lipper Intermediate Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,846   $10,632   $11,325    $14,417
------------------------------------------------------------------------------------------
     Average annual total return                     +8.46%    +2.06%    +2.52%     +3.73%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND 3-15 YEAR BLEND INDEX(1)
     Cumulative value of $10,000                    $11,149   $11,662   $12,593    $17,165
------------------------------------------------------------------------------------------
     Average annual total return                    +11.49%    +5.26%    +4.72%     +5.55%
------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,192   $11,170   $11,993    $15,660
------------------------------------------------------------------------------------------
     Average annual total return                    +11.92%    +3.76%    +3.70%     +4.59%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND LINE GRAPH)

                     RIVERSOURCE INTERMEDIATE     BARCLAYS CAPITAL
                          TAX-EXEMPT FUND             MUNICIPAL
                              CLASS A                 BOND 3-15        LIPPER INTERMEDIATE
                          (INCLUDES SALES            YEAR BLEND           MUNICIPAL DEBT
                             CHARGE)                  INDEX(1)           FUNDS INDEX(2)
                     ------------------------    ------------------    -------------------
11/99                       $ 9,700                  $10,000                $10,000
2/00                          9,708                   10,003                  9,987
5/00                          9,780                   10,088                 10,046
8/00                         10,013                   10,590                 10,498
11/00                        10,108                   10,715                 10,605
2/01                         10,426                   11,107                 10,978
5/01                         10,520                   11,211                 11,076
8/01                         10,794                   11,601                 11,449
11/01                        10,776                   11,606                 11,423
2/02                         10,972                   11,859                 11,631
5/02                         11,081                   11,947                 11,704
8/02                         11,447                   12,371                 12,070
11/02                        11,364                   12,369                 12,045
2/03                         11,780                   12,781                 12,409
5/03                         12,081                   13,161                 12,738
8/03                         11,680                   12,779                 12,387
11/03                        12,029                   13,173                 12,744
2/04                         12,324                   13,540                 13,049
5/04                         11,940                   13,139                 12,681
8/04                         12,327                   13,602                 13,052
11/04                        12,347                   13,630                 13,057
2/05                         12,460                   13,780                 13,185
5/05                         12,579                   13,961                 13,335
8/05                         12,676                   14,080                 13,444
11/05                        12,562                   13,981                 13,358
2/06                         12,705                   14,183                 13,543
5/06                         12,667                   14,153                 13,522
8/06                         12,922                   14,452                 13,787
11/06                        13,155                   14,718                 14,019
2/07                         13,193                   14,805                 14,089
5/07                         13,161                   14,770                 14,057
8/07                         13,128                   14,883                 14,084
11/07                        13,346                   15,265                 14,391
2/08                         13,074                   15,074                 14,129
5/08                         13,471                   15,584                 14,599
8/08                         13,561                   15,767                 14,676
11/08                        12,893                   15,395                 13,991
2/09                         13,516                   16,170                 14,602
5/09                         13,901                   16,503                 15,009
8/09                         14,187                   16,805                 15,296
11/09                        14,417                   17,165                 15,660




(1) The Barclays Capital Municipal Bond 3-15 Year Blend Index, an unmanaged index, is a market value-weighted index of investment grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Municipal Debt Funds Index includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JUNE 1, 2009  NOV. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,037.20        $4.08           .79%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.34        $4.05           .79%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,033.20        $7.99          1.55%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.49        $7.92          1.55%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,033.30        $7.94          1.54%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.54        $7.87          1.54%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2009: +3.72% for Class A, +3.32% for Class B and +3.33% for Class C.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

NOV. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


MUNICIPAL BONDS (97.1%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
ALABAMA (0.3%)
Alabama Special Care Facilities Financing Authority
 Revenue Bonds
 Series 2008A-1
 06-01-12                            5.00%             $250,000              $268,030
-------------------------------------------------------------------------------------

ARIZONA (2.3%)
Queen Creek Improvement District #1
 Special Assessment Bonds
 Series 2006
 01-01-14                            5.00               500,000               506,060
 01-01-18                            5.00               500,000               490,860
Salt River Project Agricultural Improvement & Power District
 Revenue Bonds
 Series 2009A
 01-01-22                            5.00             1,000,000             1,119,160
                                                                      ---------------
Total                                                                       2,116,080
-------------------------------------------------------------------------------------

CALIFORNIA (8.0%)
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006H (FGIC) A.M.T.
 08-01-30                            5.75               395,000               409,394
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006K A.M.T.
 02-01-42                            5.50               390,000               393,686
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2007D (FGIC) A.M.T.
 08-01-17                            4.35               500,000               483,619
California State Department of Water Resources
 Revenue Bonds
 Power Supply
 Series 2008H
 05-01-22                            5.00               500,000               534,320
City of Long Beach
 Refunding Revenue Bonds
 Series 2005A (NPFGC) A.M.T.
 05-15-20                            5.00             1,000,000             1,007,240
City of San Jose
 Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 03-01-16                            5.00               375,000               393,364
City of Vernon
 Revenue Bonds
 Series 2009A
 08-01-21                            5.13             1,000,000             1,040,780
County of Sacramento
 Revenue Bonds
 Series 2009B
 07-01-24                            5.00             1,000,000             1,032,370
State of California
 Unlimited General Obligation
 Various Purpose
 Series 2009
 04-01-22                            5.25             1,000,000             1,036,140
State of California
 Unlimited General Obligation Refunding Bonds
 Series 2009A
 07-01-21                            5.25             1,000,000             1,055,050
                                                                      ---------------
Total                                                                       7,385,963
-------------------------------------------------------------------------------------

COLORADO (2.2%)
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
 12-01-17                            4.80               500,000               395,090


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
COLORADO (CONT.)
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
 06-01-23                            5.25%             $500,000              $489,595
North Range Metropolitan District #1
 Limited General Obligation Refunding Bonds
 Series 2007 (ACA)
 12-15-15                            5.00               365,000               333,723
 12-15-17                            5.00               350,000               307,888
North Range Metropolitan District #2
 Limited Tax General Obligation Bonds
 Series 2007
 12-15-14                            5.50               555,000               505,610
                                                                      ---------------
Total                                                                       2,031,906
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (1.9%)
District of Columbia Water & Sewer Authority
 Revenue Bonds
 Series 2009A
 10-01-24                            5.00             1,000,000             1,067,240
Metropolitan Washington Airports Authority
 Refunding Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 10-01-22                            4.75               750,000               732,555
                                                                      ---------------
Total                                                                       1,799,795
-------------------------------------------------------------------------------------

FLORIDA (1.7%)
Harbor Bay Community Development District
 Special Assessment Bonds
 Series 2001B
 05-01-10                            6.35               120,000               103,117
Palm Beach County Health Facilities Authority
 Revenue Bonds
 Waterford Project
 Series 2007
 11-15-10                            4.65               400,000               405,768
Sterling Hill Community Development District
 Special Assessment Bonds
 Series 2003B
 11-01-10                            5.50               160,000               148,415
Village Center Community Development District Recreational
 Revenue Bonds
 Sub Series 2003B
 01-01-18                            6.35             1,000,000               940,920
                                                                      ---------------
Total                                                                       1,598,220
-------------------------------------------------------------------------------------

GEORGIA (4.1%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
 07-01-16                            4.40               500,000               518,635
Gwinnett County Water & Sewer Authority
 Revenue Bonds
 Series 2008
 08-01-19                            5.00             1,000,000             1,172,130
State of Georgia
 Unlimited General Obligation Bonds
 Series 2007G
 12-01-17                            5.00             1,750,000             2,085,545
                                                                      ---------------
Total                                                                       3,776,310
-------------------------------------------------------------------------------------

ILLINOIS (0.2%)
Illinois Finance Authority
 Revenue Bonds
 Sedgebrook Incorporated Facility
 Series 2007A
 11-15-12                            5.50               500,000(h)            199,900
-------------------------------------------------------------------------------------

INDIANA (1.3%)
Indiana Health & Educational Facilities Financing Authority
 Refunding Revenue Bonds
 Clarian Health Obligation
 Series 2006B
 02-15-24                            5.00             1,000,000               967,330


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
INDIANA (CONT.)
Purdue University
 Revenue Bonds
 Student Facilities System
 Series 2009A
 07-01-21                            5.00%             $200,000              $226,498
                                                                      ---------------
Total                                                                       1,193,828
-------------------------------------------------------------------------------------

IOWA (1.4%)
Coralville
 Tax Allocation Bonds
 Tax Increment
 Series 2007C
 06-01-17                            5.00               730,000               754,433
Iowa Finance Authority
 Revenue Bonds
 Iowa State Revolving Fund
 Series 2008
 08-01-20                            5.25               500,000               578,805
                                                                      ---------------
Total                                                                       1,333,238
-------------------------------------------------------------------------------------

KANSAS (1.2%)
City of Olathe
 Special Obligation Tax Allocation Bonds
 West Village Center Project
 Series 2007
 03-01-10                            5.00               100,000                99,803
City of Salina
 Improvement Refunding Revenue Bonds
 Salina Regional Health
 Series 2006
 10-01-22                            5.00               500,000               508,655
University of Kansas Hospital Authority
 Refunding & Improvement Revenue Bonds
 Kansas University Health System
 Series 2006
 09-01-23                            5.00               500,000               509,715
                                                                      ---------------
Total                                                                       1,118,173
-------------------------------------------------------------------------------------

LOUISIANA (0.6%)
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
 06-01-16                            5.00               500,000               525,665
-------------------------------------------------------------------------------------

MASSACHUSETTS (5.7%)
Commonwealth of Massachusetts
 Limited General Obligation Bonds
 Consolidated Loan
 Series 2002C (NPFGC)
 11-01-14                            5.50             2,000,000             2,359,160
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2009A
 11-15-19                            5.25             1,000,000             1,195,890
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2009O
 07-01-26                            5.00               500,000               555,975
Massachusetts State Water Pollution Abatement
 Revenue Bonds
 State Revolving Fund
 Series 2009-14
 08-01-24                            5.00             1,000,000             1,121,060
                                                                      ---------------
Total                                                                       5,232,085
-------------------------------------------------------------------------------------

MICHIGAN (3.0%)
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water Revolving Fund
 Series 2001
 10-01-20                            5.00             1,500,000             1,582,425
Michigan State Housing Development Authority
 Revenue Bonds
 Series 2007A A.M.T.
 12-01-28                            5.50               460,000               470,488


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
MICHIGAN (CONT.)
Wayne County Airport Authority
 Revenue Bonds
 Detroit Metropolitan
 Series 2005 (NPFGC) A.M.T.
 12-01-19                            4.75%             $750,000              $723,765
                                                                      ---------------
Total                                                                       2,776,678
-------------------------------------------------------------------------------------

MINNESOTA (5.7%)
City of Minneapolis
 Revenue Bonds
 Fairview Health Services
 Series 2008A
 11-15-18                            6.00             1,000,000             1,131,619
City of St. Louis Park
 Revenue Bonds
 Park Nicollet Health Services
 Series 2008C
 07-01-23                            5.50               750,000               783,870
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. John's University
 6th Series 2008
 10-01-18                            4.00               225,000               233,219
Osseo Independent School District #279
 Unlimited General Obligation Bonds
 School Building
 Series 2000A
 (School District Credit Enhancement Program)
 02-01-14                            5.75             1,000,000             1,030,090
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Allina Health Systems
 Series 2007A (NPFGC)
 11-15-22                            5.00             1,025,000             1,022,079
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligation Group Project
 Series 2006
 05-15-23                            5.25               500,000               484,975
State of Minnesota
 Unlimited General Obligation Bonds
 Series 2008C
 08-01-19                            5.00               500,000               594,275
                                                                      ---------------
Total                                                                       5,280,127
-------------------------------------------------------------------------------------

MISSOURI (4.9%)
City of Kansas City
 Tax Allocation Revenue Bonds
 Kansas City MainCor Project
 Series 2007A
 03-01-12                            5.00               410,000               413,354
Missouri Joint Municipal Electric Utility Commission
 Revenue Bonds
 IATAN 2 Project
 Series 2009A
 01-01-17                            4.50             1,000,000             1,051,990
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Washington University
 Series 2008A
 03-15-18                            5.25             1,000,000             1,200,110
Missouri Highway & Transportation Commission
 Revenue Bonds
 2nd Lien
 Series 2007
 05-01-17                            5.00             1,000,000             1,173,280
St. Louis County Industrial Development Authority
 Revenue Bonds
 Friendship Village of West County
 Series 2007A
 09-01-10                            5.00               700,000               705,180
                                                                      ---------------
Total                                                                       4,543,914
-------------------------------------------------------------------------------------

NEBRASKA (3.0%)
Douglas County School District #10
 Unlimited General Obligation Bonds
 Elkhorn Public Schools
 Series 2009
 06-15-19                            5.38               500,000               539,195


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
NEBRASKA (CONT.)
Municipal Energy Agency
 Refunding Revenue Bonds
 Series 2009A (BHAC)
 04-01-21                            5.00%             $750,000              $836,565
Nebraska Public Power District
 Revenue Bonds
 Series 2008B
 01-01-20                            5.00               570,000               625,119
University of Nebraska
 Revenue Bonds
 Lincoln Student Fees & Facilities
 Series 2009A
 07-01-23                            5.00               700,000               763,168
                                                                      ---------------
Total                                                                       2,764,047
-------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.3%)
New Hampshire Business Finance Authority
 Revenue Bonds
 Public Service Company of New Hampshire Project
 Series 2006B (NPFGC) A.M.T.
 05-01-21                            4.75               250,000               239,168
-------------------------------------------------------------------------------------

NEW JERSEY (3.7%)
New Jersey Economic Development Authority
 Revenue Bonds
 Cigarette Tax
 Series 2004
 06-15-18                            5.63             1,000,000             1,000,060
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 South Jersey Hospital
 Series 2006
 07-01-20                            5.00             1,050,000             1,082,613
State of New Jersey Certification of Participation Equipment Lease Purchase Agreement
 Series 2008A
 06-15-23                            5.00             1,000,000             1,040,870
Tobacco Settlement Financing Corporation
 Prerefunded Revenue Bonds
 Series 2003
 06-01-41                            7.00               225,000               269,316
                                                                      ---------------
Total                                                                       3,392,859
-------------------------------------------------------------------------------------

NEW YORK (9.1%)
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2009A
 11-15-26                            5.30               710,000               781,149
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
 01-01-23                            5.00               500,000               505,030
New York City Industrial Development Agency
 Revenue Bonds
 Terminal One Group Association Project
 Series 2005 A.M.T.
 01-01-21                            5.50               500,000               507,455
New York State Energy Research & Development Authority
 Revenue Bonds
 New York State Electric & Gas
 Series 1985 (NPFGC)
 03-15-15                            4.10             1,160,000             1,173,004
New York State Thruway Authority
 Revenue Bonds
 Series 2007H (NPFGC)
 01-01-23                            5.00             1,500,000             1,603,785
New York State Urban Development Corporation
 Revenue Bonds
 Series 2002C
 01-01-11                            5.00             1,375,000             1,432,874
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 138th
 Series 2004 (NPFGC) A.M.T.
 12-01-12                            5.00               785,000               847,768


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
NEW YORK (CONT.)
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
 12-01-16                            5.25%             $250,000(d)           $232,760
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2003A-1
 06-01-19                            5.50             1,250,000             1,334,463
                                                                      ---------------
Total                                                                       8,418,288
-------------------------------------------------------------------------------------

NORTH CAROLINA (7.9%)
Cape Fear Public Utility Authority
 Revenue Bonds
 Series 2008
 08-01-20                            5.00               800,000               909,464
City of Charlotte
 Revenue Bonds
 Water & Sewer
 Series 2008
 07-01-26                            5.00             1,250,000             1,383,099
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003A
 01-01-10                            5.50             1,000,000             1,004,176
North Carolina Eastern Municipal Power Agency
 Revenue Bonds
 Series 2009B
 01-01-26                            5.00             1,000,000             1,019,710
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2006A-26 A.M.T.
 01-01-38                            5.50               210,000               214,683
North Carolina Municipal Power Agency #1 Catawba
 Revenue Bonds
 Series 2003A
 01-01-11                            5.50               510,000               533,246
 01-01-12                            5.50             1,000,000             1,079,259
State of North Carolina
 Unlimited General Obligation Refunding Bonds
 Series 2005B
 04-01-17                            5.00             1,000,000             1,185,730
                                                                      ---------------
Total                                                                       7,329,367
-------------------------------------------------------------------------------------

NORTH DAKOTA (0.8%)
County of Ward
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
 07-01-15                            5.25               750,000               771,885
-------------------------------------------------------------------------------------

OHIO (2.8%)
County of Cuyahoga
 Refunding Revenue Bonds
 Series 2003A
 01-01-11                            5.50             2,000,000             2,096,740
County of Miami
 Refunding & Improvement Revenue Bonds
 Upper Valley Medical Center
 Series 2006
 05-15-21                            5.25               500,000               514,595
                                                                      ---------------
Total                                                                       2,611,335
-------------------------------------------------------------------------------------

OKLAHOMA (1.5%)
Cleveland County Justice Authority
 Revenue Bonds
 Detention Facility Project
 Series 2009A
 03-01-15                            5.00             1,260,000             1,343,677
-------------------------------------------------------------------------------------

OREGON (1.2%)
Oregon State Department of Administrative Services
 Revenue Bonds
 Series 2009A
 04-01-24                            5.25             1,000,000             1,124,310
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)

PUERTO RICO (0.5%)
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
 07-01-19                            5.00%             $500,000(f)           $501,910
-------------------------------------------------------------------------------------

SOUTH CAROLINA (0.2%)
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
 05-15-22                            6.00               165,000               172,950
-------------------------------------------------------------------------------------

TEXAS (11.9%)
City of Arlington
 Revenue Bonds
 Series 2009
 06-01-19                            4.00               955,000             1,010,992
Conroe Independent School District
 Unlimited General Obligation
 School Building
 Series 2009A
 02-15-25                            5.25             1,135,000             1,229,976
Dallas County Community College District
 Limited General Obligation Bonds
 Series 2009
 02-15-20                            5.00               750,000               862,778
Dripping Springs Independent School District
 Unlimited General Obligation Bonds
 Series 2008
 (Permanent School Fund Guarantee)
 02-15-26                            5.00             1,000,000(g)          1,078,260
Lewisville Independent School District
 Unlimited General Obligation Bonds
 School Building
 Series 2009
 08-15-21                            5.00             1,000,000             1,110,260
Southwest Higher Education Authority
 Revenue Bonds
 Southern Methodist University Project
 Series 2009
 10-01-26                            5.00             1,000,000             1,069,690
Spring Independent School District
 Unlimited General Obligation Bonds
 Series 2009
 (Permanent School Fund Guarantee)
 08-15-21                            5.00               750,000               843,548
Tarrant County Cultural Education Facilities Finance Corporation
 Revenue Bonds
 Buckner Retirement Services Incorporated Project
 Series 2007
 11-15-11                            5.00               750,000               771,533
University of Houston
 Refunding Revenue Bonds
 Series 2009
 02-15-21                            5.00             1,000,000             1,113,080
Uptown Development Authority
 Tax Allocation Revenue Bonds
 Tax Increment
 Series 2009
 09-01-22                            5.00               750,000               720,540
West Harris County Regional Water Authority
 Revenue Bonds
 Series 2009
 12-15-25                            5.00             1,000,000             1,044,130
                                                                      ---------------
Total                                                                      10,854,787
-------------------------------------------------------------------------------------

VIRGINIA (3.7%)
State of Virginia Resources Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2008
 10-01-19                            5.00             1,000,000             1,165,590
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
 06-01-26                            5.50               500,000               562,450
Virginia College Building Authority
 Revenue Bonds
 Public Higher Education Financing Program
 Series 2009A
 09-01-24                            5.00             1,000,000             1,107,980


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(b,c)                           RATE              AMOUNT                VALUE(a)
VIRGINIA (CONT.)
Virginia Resources Authority
 Revenue Bonds
 State Revolving Fund
 Series 2009
 10-01-22                            5.00%             $500,000              $571,105
                                                                      ---------------
Total                                                                       3,407,125
-------------------------------------------------------------------------------------

WASHINGTON (4.3%)
Energy Northwest
 Revenue Bonds
 Columbia Generating Station
 Series 2007D
 07-01-22                            5.00             1,000,000             1,092,880
Ocean Shores Local Improvement District
 Special Assessment Bonds
 B.A.N. # 2007-1
 Series 2008
 08-01-11                            5.00             1,000,000             1,012,070
State of Washington
 Unlimited General Obligation Bonds
 Series 2007A
 07-01-21                            5.00               700,000               774,809
State of Washington
 Unlimited General Obligation Bonds
 Series 2008D
 01-01-20                            5.00             1,000,000             1,130,370
                                                                      ---------------
Total                                                                       4,010,129
-------------------------------------------------------------------------------------

WISCONSIN (1.7%)
State of Wisconsin
 Revenue Bonds
 Series 2009A
 05-01-22                            5.00             1,000,000             1,083,530
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Saint Johns
 Series 2009C-2
 09-15-14                            5.40               500,000               495,635
                                                                      ---------------
Total                                                                       1,579,165
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $86,951,328)                                                       $89,700,914
-------------------------------------------------------------------------------------



MUNICIPAL NOTES (1.3%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE (B,C,E)                        YIELD            MATURITY               VALUE(a)
IOWA (0.5%)
Iowa Finance Authority
 Revenue Bonds
 Iowa Health System
 V.R.D.N. Series 2009E (Bank of America)
 07-01-39                            0.22%             $500,000              $500,000
-------------------------------------------------------------------------------------

MINNESOTA (0.8%)
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M2 (Harris)
 10-01-20                            0.23               700,000               700,000
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL NOTES
(Cost: $1,200,000)                                                         $1,200,000
-------------------------------------------------------------------------------------





MONEY MARKET FUND (0.2%)
                                                       SHARES                VALUE(a)
JPMorgan Tax-Free Money Market Fund                   197,223                $197,223
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $197,223)                                                             $197,223
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $88,348,551)(i)                                                    $91,098,137
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT NOV. 30, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Treasury Note, 5-
  year                          (16)       $(1,895,375)   Jan. 2010         $(30,623)
U.S. Treasury Note, 10-
  year                          (12)        (1,454,063)   Dec. 2009          (37,421)
------------------------------------------------------------------------------------
Total                                                                       $(68,044)
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA    --   ACA Financial Guaranty Corporation
     AMBAC  --   Ambac Assurance Corporation
     BHAC   --   Berkshire Hathaway Assurance Corporation
     BIG    --   Bond Investors Guarantee
     BNY    --   Bank of New York
     CGIC   --   Capital Guaranty Insurance Company
     CIFG   --   IXIS Financial Guaranty
     FGIC   --   Financial Guaranty Insurance Company
     FHA    --   Federal Housing Authority
     FHLMC  --   Federal Home Loan Mortgage Corporation
     FNMA   --   Federal National Mortgage Association
     FSA    --   Financial Security Assurance
     GNMA   --   Government National Mortgage Association
     NPFGC  --   National Public Finance Guarantee Corporation
     TCRS   --   Transferable Custodial Receipts
     XLCA   --   XL Capital Assurance


(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    --   Alternative Minimum Tax -- At Nov. 30, 2009, the value
                    of securities subject to alternative minimum tax
                    represented 7.0% of net assets.
     B.A.N.    --   Bond Anticipation Note
     C.P.      --   Commercial Paper
     R.A.N.    --   Revenue Anticipation Note
     T.A.N.    --   Tax Anticipation Note
     T.R.A.N.  --   Tax & Revenue Anticipation Note
     V.R.      --   Variable Rate
     V.R.D.B.  --   Variable Rate Demand Bond
     V.R.D.N.  --   Variable Rate Demand Note




--------------------------------------------------------------------------------
24  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2009, the value of these securities amounted to $232,760 or 0.3% of net assets.

(e) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2009.

(f) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 0.5% of net assets at Nov. 30, 2009.

(g) At Nov. 30, 2009, investments in securities included securities valued at $50,952 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(i) At Nov. 30, 2009, the cost of securities for federal income tax purposes was $88,479,680 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $3,691,891
     Unrealized depreciation                         (1,073,434)
     ----------------------------------------------------------
     Net unrealized appreciation                     $2,618,457
     ----------------------------------------------------------





--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
26  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2009:

                                                FAIR VALUE AT NOV. 30, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Bonds
  Municipal Bonds                      $--        $89,700,914         $--        $89,700,914
--------------------------------------------------------------------------------------------
Total Bonds                             --         89,700,914          --         89,700,914
--------------------------------------------------------------------------------------------
Other
  Municipal Notes                       --          1,200,000          --          1,200,000
  Unaffiliated Money
    Market Fund(a)                 197,223                 --          --            197,223
--------------------------------------------------------------------------------------------
Total Other                        197,223          1,200,000          --          1,397,223
--------------------------------------------------------------------------------------------
Investments in Securities          197,223         90,900,914          --         91,098,137
Other Financial
  Instruments(b)                   (68,044)                --          --            (68,044)
--------------------------------------------------------------------------------------------
Total                             $129,179        $90,900,914         $--        $91,030,093
--------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2009.

(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1 800 SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $88,151,328)               $90,900,914
  Money market fund (identified cost $197,223)                         197,223
------------------------------------------------------------------------------
Total investments in securities (identified cost $88,348,551)       91,098,137
Capital shares receivable                                               69,252
Accrued interest receivable                                          1,359,010
Receivable for investment securities sold                                5,138
------------------------------------------------------------------------------
Total assets                                                        92,531,537
------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       51,132
Capital shares payable                                                  38,538
Variation margin payable on futures contracts                            4,875
Accrued investment management services fees                              2,959
Accrued distribution fees                                               20,634
Accrued transfer agency fees                                               519
Accrued administrative services fees                                       531
Other accrued expenses                                                  63,233
------------------------------------------------------------------------------
Total liabilities                                                      182,421
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $92,349,116
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $   175,522
Additional paid-in capital                                          90,328,297
Excess of distributions over net investment income                        (953)
Accumulated net realized gain (loss)                                  (835,292)
Unrealized appreciation (depreciation) on investments                2,681,542
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $92,349,116
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                        $84,077,384           15,978,559                       $5.26(1)
Class B                        $ 3,518,592              669,458                       $5.26
Class C                        $ 4,753,140              904,158                       $5.26
-------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $5.42. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2009


INVESTMENT INCOME
Income:
Interest                                                           $3,701,987
Income distributions from money market fund                             5,390
-----------------------------------------------------------------------------
Total income                                                        3,707,377
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                   339,947
Distribution fees
  Class A                                                             197,660
  Class B                                                              44,588
  Class C                                                              36,432
Transfer agency fees
  Class A                                                              55,277
  Class B                                                               3,433
  Class C                                                               2,653
Administrative services fees                                           61,016
Compensation of board members                                           2,653
Custodian fees                                                          5,979
Printing and postage                                                   36,128
Registration fees                                                      54,399
Professional fees                                                      30,034
Other                                                                   6,150
-----------------------------------------------------------------------------
Total expenses                                                        876,349
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (126,505)
  Earnings and bank fee credits on cash balances                         (525)
-----------------------------------------------------------------------------
Total net expenses                                                    749,319
-----------------------------------------------------------------------------
Investment income (loss) -- net                                     2,958,058
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                    (137,365)
Net change in unrealized appreciation (depreciation) on
  investments                                                       6,742,206
-----------------------------------------------------------------------------
Net gain (loss) on investments                                      6,604,841
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $9,562,899
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  2,958,058  $  2,558,136
Net realized gain (loss) on investments                                (137,365)     (555,830)
Net change in unrealized appreciation (depreciation) on
  investments                                                         6,742,206    (4,497,697)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       9,562,899    (2,495,391)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (2,740,889)   (2,335,246)
    Class B                                                            (120,894)     (157,523)
    Class C                                                             (98,283)      (64,046)
---------------------------------------------------------------------------------------------
Total distributions                                                  (2,960,066)   (2,556,815)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     26,447,761    36,254,796
  Class B shares                                                        768,543       726,432
  Class C shares                                                      2,574,059       690,045
Reinvestment of distributions at net asset value
  Class A shares                                                      2,334,360     2,003,834
  Class B shares                                                        106,042       138,700
  Class C shares                                                         90,536        56,633
Conversions from Class B to Class A
  Class A shares                                                      1,028,657       449,041
  Class B shares                                                     (1,028,657)     (449,041)
Payments for redemptions
  Class A shares                                                    (19,261,264)  (31,127,893)
  Class B shares                                                     (1,457,107)   (2,078,316)
  Class C shares                                                       (477,435)   (1,091,619)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    11,125,495     5,572,612
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              17,728,328       520,406
Net assets at beginning of year                                      74,620,788    74,100,382
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 92,349,116  $ 74,620,788
---------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $       (953) $      1,321
---------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                   YEAR ENDED NOV. 30,
CLASS A                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $4.87       $5.22      $5.33      $5.29      $5.39
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18         .18        .19        .17        .17
Net gains (losses) (both realized and
 unrealized)                                          .39        (.35)      (.12)       .07       (.08)
------------------------------------------------------------------------------------------------------
Total from investment operations                      .57        (.17)       .07        .24        .09
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)       (.18)      (.18)      (.17)      (.16)
Distributions from realized gains                      --          --         --       (.03)      (.03)
------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)       (.18)      (.18)      (.20)      (.19)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.26       $4.87      $5.22      $5.33      $5.29
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.82%      (3.39%)     1.46%      4.72%      1.73%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(b)                                      N/A         N/A       .95%       .92%       .93%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(b)(c)                                   N/A         N/A       .80%       .79%       .87%
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                        .94%        .96%       .94%       .92%       .93%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                     .79%        .79%       .79%       .79%       .87%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.46%       3.50%      3.53%      3.32%      3.04%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $84         $68        $65        $79       $102
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               26%         36%        53%        35%        16%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                   YEAR ENDED NOV. 30,
CLASS B                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $4.87       $5.22      $5.32      $5.28      $5.39
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14         .14        .14        .13        .12
Net gains (losses) (both realized and
 unrealized)                                          .39        (.35)      (.09)       .07       (.08)
------------------------------------------------------------------------------------------------------
Total from investment operations                      .53        (.21)       .05        .20        .04
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)       (.14)      (.15)      (.13)      (.12)
Distributions from realized gains                      --          --         --       (.03)      (.03)
------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (.14)      (.15)      (.16)      (.15)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.26       $4.87      $5.22      $5.32      $5.28
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.97%      (4.10%)      .88%      3.93%       .78%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(b)                                      N/A         N/A      1.71%      1.69%      1.68%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(b)(c)                                   N/A         N/A      1.55%      1.55%      1.63%
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                       1.68%       1.70%      1.70%      1.69%      1.68%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                    1.55%       1.55%      1.55%      1.55%      1.63%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.71%       2.77%      2.76%      2.54%      2.28%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4          $5         $7        $10        $17
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               26%         36%        53%        35%        16%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                   YEAR ENDED NOV. 30,
CLASS C                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $4.87       $5.22      $5.32      $5.28      $5.39
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14         .14        .15        .13        .13
Net gains (losses) (both realized and
 unrealized)                                          .39        (.35)      (.10)       .07       (.09)
------------------------------------------------------------------------------------------------------
Total from investment operations                      .53        (.21)       .05        .20        .04
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)       (.14)      (.15)      (.13)      (.12)
Distributions from realized gains                      --          --         --       (.03)      (.03)
------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (.14)      (.15)      (.16)      (.15)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.26       $4.87      $5.22      $5.32      $5.28
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.98%      (4.10%)      .88%      3.93%       .79%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(b)                                      N/A         N/A      1.70%      1.69%      1.69%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(b)(c)                                   N/A         N/A      1.55%      1.55%      1.62%
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                       1.70%       1.71%      1.69%      1.69%      1.69%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                    1.54%       1.54%      1.54%      1.55%      1.62%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.70%       2.76%      2.77%      2.55%      2.29%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $2         $3         $4         $6
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               26%         36%        53%        35%        16%
------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Intermediate Tax-Exempt Fund (the Fund) is a series of RiverSource Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, and Class C shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending

--------------------------------------------------------------------------------
34  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

commitments. At Nov. 30, 2009, the Fund had no outstanding forward-commitments.

INVERSE FLOATER PROGRAM TRANSACTIONS
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trust, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding " in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent upon both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust, if any, are presented in the Portfolio of Investments. The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. At Nov. 30, 2009, and for the year then ended, the Fund had no outstanding short-term floating rate notes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service

--------------------------------------------------------------------------------
36  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions

--------------------------------------------------------------------------------
38  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. At Nov. 30, 2009, and for the year then ended, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT NOV. 30, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Interest rate                                         Net
  contracts                                           assets -- unrealiz-
                                                      ed depreciation on
                             N/A              N/A     investments            $68,044*
-------------------------------------------------------------------------------------------
Total                                         N/A                            $68,044
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOV. 30, 2009


             AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                         FUTURES
--------------------------------------------------------------------------------------------
Interest rate contracts                                                          $--
--------------------------------------------------------------------------------------------
Total                                                                            $--
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Interest rate contracts                            $(68,044)
-----------------------------------------------------------------
Total                                              $(68,044)
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of short contracts outstanding was $3.3 million at Nov. 30, 2009. The monthly average gross notional amount for short contracts was $0.6 million for the year ended Nov. 30, 2009. The fair value of such contracts on Nov. 30, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.39% to 0.25% as the Fund's net assets increase. The management fee for the year ended Nov. 30, 2009 was 0.39% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Nov. 30, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2009, other expenses paid to this company were $553.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
40  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $122,000 and $40,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $74,289 for Class A, $1,026 for Class B and $263 for Class C for the year ended Nov. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A..............................................  0.79%
Class B..............................................  1.55
Class C..............................................  1.54




--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.............................................  $7,786
Class B.............................................     439
Class C.............................................     461


The management fees waived/reimbursed at the Fund level were $117,819.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Jan. 31, 2011, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.79%
Class B..............................................  1.55
Class C..............................................  1.54


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2009, the Fund's custodian and transfer agency fees were reduced by $525 as a result of earnings and bank fee credits from overnight cash balances.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $32,690,887 and $22,107,421, respectively, for the year ended Nov. 30, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
42  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED NOV. 30,                            2009        2008*
------------------------------------------------------------------
CLASS A
Sold                                         5,254,268   7,095,437
Converted from Class B**                       198,966      86,855
Reinvested distributions                       454,436     392,451
Redeemed                                    (3,789,801) (6,068,172)
------------------------------------------------------------------
Net increase (decrease)                      2,117,869   1,506,571
------------------------------------------------------------------

CLASS B
Sold                                           154,065     141,479
Reinvested distributions                        20,754      27,123
Converted to Class A**                        (198,967)    (87,023)
Redeemed                                      (285,637)   (402,292)
------------------------------------------------------------------
Net increase (decrease)                       (309,785)   (320,713)
------------------------------------------------------------------

CLASS C
Sold                                           506,531     136,824
Reinvested distributions                        17,587      11,099
Redeemed                                       (94,968)   (212,218)
------------------------------------------------------------------
Net increase (decrease)                        429,150     (64,295)
------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2009.

8. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $266 and accumulated net realized loss has been decreased by $266.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                            2009        2008
------------------------------------------------------------------
Ordinary income*..........................  $2,960,066  $2,556,815
Long-term capital gain....................          --          --


* Tax-exempt interest distributions were 99.97% for the years ended Nov. 30, 2009 and 2008.

At Nov. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................  $   52,004
Undistributed accumulated long-term gain.........  $       --
Accumulated realized loss........................  $ (704,163)
Unrealized appreciation (depreciation)...........  $2,548,588




--------------------------------------------------------------------------------
44  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

For federal income tax purposes, the Fund had a capital loss carry-over of $704,163 at Nov. 30, 2009, that if not offset by capital gains will expire as follows:

  2014        2016        2017
$177,579    $361,418    $165,166


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Jan. 20, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v.

--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the

--------------------------------------------------------------------------------
46  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Intermediate Tax-Exempt Fund (the
Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
48  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 20, 2010


--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  49

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Exempt-Interest Dividends....................................     99.97%


Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2009 was 8.07%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2009 are listed below.

Alabama..........................................................     0.301%
Alaska...........................................................     0.017
Arizona..........................................................     2.273
California.......................................................     6.507
Colorado.........................................................     3.190
Connecticut......................................................     0.419
Florida..........................................................     2.705
Georgia..........................................................     3.651
Iowa.............................................................     1.566
Illinois.........................................................     0.721
Indiana..........................................................     0.485
Kansas...........................................................     1.374
Louisiana........................................................     0.609
Maryland.........................................................     1.016
Massachusetts....................................................     5.101
Michigan.........................................................     3.259
Minnesota........................................................     7.191
Missouri.........................................................     4.745
Nebraska.........................................................     2.905


--------------------------------------------------------------------------------
50  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

New Hampshire....................................................     0.345%
New Jersey.......................................................     4.317
New Mexico.......................................................     0.062
New York.........................................................    11.557
North Carolina...................................................     7.205
North Dakota.....................................................     0.927
Ohio.............................................................     3.119
Oklahoma.........................................................     1.010
Oregon...........................................................     0.890
Puerto Rico......................................................     0.861
South Carolina...................................................     0.667
Tennessee........................................................     0.414
Texas............................................................     8.618
Utah.............................................................     0.675
Virginia.........................................................     3.282
Washington.......................................................     4.714
Washington, D.C..................................................     2.014
Wisconsin........................................................     1.288




--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
52  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
54  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds,
                                                 2008-2009; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 45                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
              RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT  55

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
56  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2009 ANNUAL REPORT

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2010 RiverSource Investments, LLC.                              S-6355 V (1/10)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
TAX-EXEMPT BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE TAX-EXEMPT BOND FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH AS MUCH CURRENT INCOME EXEMPT FROM
FEDERAL INCOME TAXES AS POSSIBLE WITH ONLY MODEST
RISK TO THE SHAREHOLDER'S INVESTMENTS.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   38

Statement of Operations............   39

Statements of Changes in Net
  Assets...........................   40

Financial Highlights...............   41

Notes to Financial Statements......   44

Report of Independent Registered
  Public Accounting Firm...........   59

Federal Income Tax Information.....   61

Board Members and Officers.........   63

Proxy Voting.......................   67




--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Tax-Exempt Bond Fund (the Fund) Class A shares gained 15.20%
  (excluding sales charge) for the 12 months ended Nov. 30, 2009.

> The Fund performed in line with the Barclays Capital Municipal Bond 3 Plus
  Year Index, which rose 15.63% for the period.

> The Fund underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which increased 16.97% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Tax-Exempt Bond Fund
  Class A (excluding sales
  charge)                         +15.20%   +2.56%   +3.30%   +4.57%
---------------------------------------------------------------------
Barclays Capital Municipal Bond
  3 Plus Year Index (unmanaged)   +15.63%   +4.13%   +4.60%   +5.86%
---------------------------------------------------------------------
Lipper General Municipal Debt
  Funds Index                     +16.97%   +2.40%   +3.54%   +4.84%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT NOV. 30, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/24/76)                 +15.20%   +2.56%   +3.30%   +4.57%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +14.32%   +1.78%   +2.53%   +3.78%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +14.33%   +1.79%   +2.53%     N/A      +3.79%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/24/76)                  +9.73%   +0.91%   +2.30%   +4.06%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   +9.32%   +0.85%   +2.18%   +3.78%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +13.33%   +1.79%   +2.53%     N/A      +3.79%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                    X     HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by, any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    17.6 years
--------------------------------------
Effective duration(2)        6.8 years
--------------------------------------
Weighted average bond
  rating(3)                        AA-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
4  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------
(UNAUDITED)

Dear Shareholders,

RiverSource Tax-Exempt Bond Fund (the Fund) Class A shares gained 15.20% (excluding sales charge) for the 12 months ended Nov. 30, 2009. The Fund performed in line with the Barclays Capital Municipal Bond 3 Plus Year Index (Barclays 3 Plus Index), which rose 15.63% for the period. The Fund underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which increased 16.97% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Generating solid double-digit absolute returns, the tax-exempt fixed income market significantly outpaced the taxable fixed income market for the annual period. Such strong performance, however, masks what were two distinct periods during the 12 months ended Nov. 30, 2009 for the tax-exempt fixed income market.

At the start of the annual period in December 2008, the tax-exempt bond market faced significant challenges. The market was still reeling from events of the prior couple of months, beginning in mid-September when the bankruptcy of Lehman Brothers forced a number of financial institutions to go out of business, to merge or to be taken over by the U.S. government. Liquidity dried up and demand for municipal bonds dramatically slowed, as the institutional buyer base shrunk considerably due to consolidation within the industry and balance sheet pressures among the survivors. There was a great deal of deleveraging by mutual funds, forced selling by hedge funds, and after-shocks from the

TOP TEN STATES (at Nov. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

California                                 15.8%
------------------------------------------------
Illinois                                   10.9%
------------------------------------------------
New York                                    6.7%
------------------------------------------------
Texas                                       6.7%
------------------------------------------------
Louisiana                                   5.0%
------------------------------------------------
Massachusetts                               4.7%
------------------------------------------------
Washington                                  4.5%
------------------------------------------------
Missouri                                    4.1%
------------------------------------------------
Wisconsin                                   3.7%
------------------------------------------------
Georgia                                     3.4%
------------------------------------------------




--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



unwinding of tender option bond programs.(*) Investors grew increasingly cautious. At the same time, supply was largely sidelined and/or postponed due to the lack of demand. Given these difficult conditions, by the end of December the ratio of 10-year municipal bond yields to 10-year Treasury yields had reached a new all-time high of 186%. The slope of the tax-exempt bond yield curve steepened significantly, as short-term tax-exempt yields, driven largely by the Federal Reserve System's (the Fed's) dramatic interest rate cuts declined, and longer-dated municipal bond yields rose.

Demand for municipal securities began to increase in January 2009, boosted by the entry or re-entry of several big name crossover, institutional and individual buyers into the tax-exempt market and by the introduction of several federal stimulus programs. For example, the American Recovery and Reinvestment Act (ARRA), signed into law in February 2009, created new demand for municipal bonds via provisions that altered the Tax Equity and Fiscal Responsibility Act (TEFRA) of 1982 and the Tax Reform Act (TRA) of 1986. Among ARRA's provisions were those that increased the limits on bank qualified(**) bonds, provided relief in the Alternative Minimum Tax (AMT) rules, expanded tax-exempt financing opportunities for select manufacturing facilities and created new forms of tax-exempt bonds. ARRA also created a new Build America

QUALITY BREAKDOWN (at Nov. 30, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA bonds                                  31.0%
------------------------------------------------
AA bonds                                   21.1%
------------------------------------------------
A bonds                                    33.8%
------------------------------------------------
BBB bonds                                  13.1%
------------------------------------------------
Non-investment grade bonds                  0.6%
------------------------------------------------
Non-rated bonds                             0.4%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 2.1% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Bond program, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt government bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. This new program was intended to assist state and local governments in financing capital projects at lower borrowing costs as well as to stimulate the economy and create jobs. It also would take supply out of the municipal bond market, particularly at the longer end of the tax-exempt bond yield curve. The first Build America Bond deal came to market in April 2009.

Following a significant stretch of positive performance in the tax-exempt fixed income market during the third calendar quarter, the market sold off in October as growing supply and ebbing demand moved yields higher. November, however, saw a rebound, albeit a modest one, as tax-exempt bond returns moved back into positive territory amidst improved macroeconomic trends and still healthy demand.

As the municipal bond market rallied year-to-date overall, yields were driven lower across the tax-exempt fixed income yield curve (spectrum of maturities). During these same eleven months, flows into municipal bond mutual funds were very strong, as expectations of higher marginal personal income tax rates ahead and concerns regarding reduced municipal bond supply dominated. Indeed, demand in excess of $72.2 billion surged into municipal bond funds year-to-date through Nov. 30, dramatically overtaking the annual record of $28.6 billion set in 2003. Lower quality municipal bonds outperformed their higher quality counterparts, and longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities. The ratio of 10-year municipal bond yields to 10-year Treasury yields plummeted in 2009 year-to-date through Nov. 30 to approximately 87%, still somewhat above the historical average and thus remaining attractive.

For the annual period as a whole, yields declined across the tax-exempt bond yield curve. The yield curve steepened, as yields fell more at the shorter-term end of the yield curve than at the longer-term end.


--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


As tax-exempt bond yields were being driven lower during the annual period overall, the Fund benefited from having a longer duration than the Barclays 3 Plus Index. Further boosting the Fund's results relative to the Barclays 3 Plus Index was its significant allocation to bonds rated A and BBB across a variety of sectors, as spreads -- the difference in yields between these lower-quality securities and AAA-rated municipals -- tightened significantly during the annual period. As a result, A-rated and BBB-rated credits materially outperformed higher quality tax-exempt bonds for the annual period.

Having sizable exposure to health care and non-enhanced municipal tobacco bonds contributed positively to Fund results, as both of these areas outpaced the broader tax-exempt bond market during the annual period. Issue selection within non-enhanced municipal tobacco bonds also helped. Exposure to tender option bond programs, beginning in October 2009, also added to Fund performance, as these securities performed well given the steepness of the yield curve.

Detracting somewhat from Fund results was our having sold its holdings in prepaid natural gas municipal bonds (bonds issued by a utility in an amount sufficient to pay a gas supplier for gas at an agreed upon upfront fixed price) early in 2009, as these bonds then outperformed the broad municipal bond market in the subsequent months. Similarly, having a less-than-benchmark allocation to Industrial Development Revenue (IDR) and Pollution Control Revenue (PCR) bonds, which outperformed the Barclays 3 Plus Index during the annual period, hurt. IDR/PCR bonds are private activity bonds backed by a corporation. Having only a modest exposure to high yield municipal bonds detracted from Fund results as well. As indicated, lower quality bonds outperformed higher quality bonds during the 12 months ended Nov. 30, 2009, and so, high yield outperformed investment grade. Individual issue selection within utilities also hurt the Fund's results.

Finally, a short Treasury future position held during the last three months of the annual period detracted modestly from the Fund's performance. Treasury rates rallied in the renewed flight to safety when the city-state of Dubai called for a delay of six months on any debt repayment from its Dubai World industrial conglomerate. The fear was that losses in the small emirate, which has drawn wealthy tourists from around the globe in the past decade, could imperil a nascent economic rebound.


--------------------------------------------------------------------------------
8  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CHANGES TO THE FUND'S PORTFOLIO
Overall, we increased the Fund's exposure to bonds rated A and BBB and decreased exposure to bonds rated AA and AAA, as we sought to capture the upside of the rally in lower quality bonds during the annual period. In implementing this strategy, we increased the Fund's allocations to the higher education, water and sewer, health care and tobacco industries and to state general obligations. We correspondingly decreased the Fund's exposure to the IDR/PCR sector as well as to pre-refunded(***) bonds and local general obligation debt.

As mentioned, we also established a short Treasury future position in September and a modest tender option bond position in October.

OUR FUTURE STRATEGY
At the end of November, we viewed the prospects for the tax-exempt bond market to be quite attractive. We believed that the tax-exempt bond market would continue to outperform U.S. Treasury securities, due primarily to favorable supply/demand technical factors. Demand was anticipated to remain strong, given widespread expectations for higher federal, and in many cases, state and local, income taxes. At the same time, new issuance of tax-exempt municipal bonds was down materially year-to-date through Nov. 30, 2009, a trend, we believed, that was likely to continue for some time. Such declining supply was due in part to the effect of the Build America Bonds.

Importantly, despite headlines regarding municipal and state budget gaps, the credit quality of the U.S. tax-exempt market generally remained in sound condition compared to other fixed income


  Importantly, despite headlines regarding municipal and state budget gaps, the credit quality of the U.S. tax-exempt market generally remained in sound condition compared to other fixed income classes during the annual period and the default rate among issuers remained historically low.






--------------------------------------------------------------------------------
                       RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


classes during the annual period and the default rate among issuers remained historically low.

We believe the Fed is likely to keep the targeted federal funds rate in the near-zero range for an extended period of time, and so we currently expect to maintain the Fund's duration longer than that of the Barclays 3 Plus Index. Given our view of market conditions, we also believe that the tax-exempt bond yield curve may well flatten as we move into 2010. Thus, we currently intend to maintain the Fund's yield curve flattening bias for the near term.

As we expect credit quality spreads to continue tightening over the coming months, we intend to seek lower-rated investment grade bonds, i.e. those with ratings in the A and BBB categories, as we go forward. We currently expect to maintain the Fund's allocation to bonds in these credit categories at a moderately greater weighting than the Barclays 3 Plus Index. We currently intend to only opportunistically invest in city and local municipal debt, as the pressures of lower property values are likely to heighten before they ease. We will, of course, continue to carefully monitor the fundamentals of the issuers and their budgets, seeking to avoid bonds issued by those under ratings pressure.

As always, and ever more so in the current environment, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund's investment objective over the long term. Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum
Tax) as possible with only modest risk.

Catherine Stienstra
Portfolio Manager


--------------------------------------------------------------------------------
10  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



  *Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a "carry trade."
 **Bank Qualified bonds are issued by communities that qualify as "small issuers," i.e. issuers that issue no more than $10 million worth of tax-exempt bonds annually. ARRA increased the limit on the amount of Bank Qualified bonds that can be designated by a "small issuer" during calendar years 2009 and 2010 from $10 million per year to $30 million per year.
***Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value -- sometimes significantly.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt Bond Fund Class A shares (from 12/1/99 to 11/30/09) as compared to the performance of the Barclays Capital Municipal Bond 3 Plus Year Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE TAX-EXEMPT BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,973   $10,275   $11,206    $14,889
------------------------------------------------------------------------------------------
     Average annual total return                     +9.73%    +0.91%    +2.30%     +4.06%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND 3 PLUS YEAR INDEX(1)
     Cumulative value of $10,000                    $11,563   $11,289   $12,520    $17,668
------------------------------------------------------------------------------------------
     Average annual total return                    +15.63%    +4.13%    +4.60%     +5.86%
------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,697   $10,738   $11,899    $16,042
------------------------------------------------------------------------------------------
     Average annual total return                    +16.97%    +2.40%    +3.54%     +4.84%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT BOND FUND LINE GRAPH)

                     RIVERSOURCE TAX-EXEMPT
                            BOND FUND          BARCLAYS CAPITAL
                             CLASS A              3-PLUS YEAR      LIPPER GENERAL
                         (INCLUDES SALES        MUNICIPAL BOND     MUNICIPAL DEBT
                             CHARGE)               INDEX(1)        FUNDS INDEX(2)
                     ----------------------    ----------------    --------------
11/99                        $ 9,525                $10,000            $10,000
2/00                           9,479                  9,988              9,965
5/00                           9,530                 10,098             10,045
8/00                          10,146                 10,723             10,612
11/00                         10,277                 10,869             10,727
2/01                          10,722                 11,303             11,138
5/01                          10,769                 11,394             11,200
8/01                          11,131                 11,860             11,678
11/01                         11,086                 11,847             11,583
2/02                          11,256                 12,086             11,780
5/02                          11,291                 12,155             11,840
8/02                          11,731                 12,617             12,225
11/02                         11,564                 12,624             12,176
2/03                          12,032                 13,061             12,561
5/03                          12,351                 13,500             12,955
8/03                          11,868                 13,022             12,540
11/03                         12,246                 13,518             13,008
2/04                          12,605                 13,944             13,365
5/04                          12,175                 13,484             12,949
8/04                          12,610                 14,021             13,397
11/04                         12,655                 14,111             13,482
2/05                          12,866                 14,395             13,756
5/05                          13,047                 14,655             13,973
8/05                          13,196                 14,837             14,153
11/05                         13,043                 14,700             14,031
2/06                          13,286                 14,987             14,312
5/06                          13,201                 14,931             14,288
8/06                          13,501                 15,296             14,618
11/06                         13,802                 15,649             14,939
2/07                          13,860                 15,759             15,033
5/07                          13,780                 15,675             14,977
8/07                          13,700                 15,621             14,823
11/07                         13,946                 16,044             15,103
2/08                          13,380                 15,448             14,490
5/08                          14,041                 16,244             15,190
8/08                          14,034                 16,292             15,111
11/08                         12,924                 15,280             13,714
2/09                          13,683                 16,245             14,450
5/09                          14,220                 16,799             15,153
8/09                          14,616                 17,248             15,623
11/09                         14,889                 17,668             16,042




(1) The Barclays Capital Municipal Bond 3 Plus Year Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                 JUNE 1, 2009  NOV. 30, 2009  THE PERIOD(a)  EXPENSE RATIO(b)
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,047.00        $4.10             .79%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.34        $4.05             .79%
---------------------------------------------------------------------------------------------

Class B
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,043.00        $8.03            1.55%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.49        $7.92            1.55%
---------------------------------------------------------------------------------------------

Class C
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,040.20        $7.96            1.54%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.54        $7.87            1.54%
---------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Annualized expense ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. The impact of interest and fee expense on the expense ratios was less than 0.01%, and as such, had interest and fee expense been excluded, the expense ratios would have been the same as those presented above.
(c) Based on the actual return for the six months ended Nov. 30, 2009: +4.70% for Class A, +4.30% for Class B and +4.02% for Class C.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
NOV. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


MUNICIPAL BONDS (98.1%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
ALABAMA (0.2%)
County of Jefferson
 Revenue Bonds
 Series 2004A
 01-01-23                            5.25%           $1,500,000            $1,249,380
-------------------------------------------------------------------------------------

ARIZONA (2.0%)
Arizona Health Facilities Authority
 Revenue Bonds
 Banner Health
 Series 2008D
 01-01-32                            5.38             7,500,000             7,541,100
Maricopa County Industrial Development Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004A
 07-01-23                            5.38             2,500,000             2,549,150
Queen Creek Improvement District #1
 Special Assessment Bonds
 Series 2006
 01-01-19                            5.00               755,000               733,498
 01-01-20                            5.00               580,000               556,881
 01-01-21                            5.00             1,000,000               950,890
University Medical Center
 Revenue Bonds
 Series 2009
 07-01-39                            6.50             1,000,000             1,050,110
                                                                      ---------------
Total                                                                      13,381,629
-------------------------------------------------------------------------------------

ARKANSAS (0.2%)
Arkansas Development Finance Authority
 Revenue Bonds
 Mortgage-backed Securities Program
 Series 2003A (GNMA/FNMA)
 07-01-34                            4.90             1,200,000             1,235,652
-------------------------------------------------------------------------------------

CALIFORNIA (15.8%)
Anaheim Public Financing Authority
 Revenue Bonds
 Series 2007 (NPFGC)
 02-01-33                            4.75             1,655,000             1,616,256
California Health Facilities Financing Authority
 Refunding Revenue Bonds
 Cedars-Sinai Medical Center
 Series 2005
 11-15-34                            5.00             1,000,000               900,010
California Health Facilities Financing Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004G
 07-01-23                            5.25             2,000,000             2,019,360
California Health Facilities Financing Authority
 Revenue Bonds
 Cedars-Sinai Medical Center
 Series 1997B (NPFGC)
 08-01-27                            5.13             3,000,000             2,796,570
California Health Facilities Financing Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006A
 04-01-39                            5.25             1,000,000               936,150
California Health Facilities Financing Authority
 Revenue Bonds
 Providence Health & Services
 Series 2008C
 10-01-28                            6.25               500,000               557,390
 10-01-38                            6.50             1,000,000             1,108,260
California Health Facilities Financing Authority
 Revenue Bonds
 Sutter Health
 Series 2008A
 08-15-30                            5.00             2,500,000             2,415,325


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
California State Department of Water Resources
 Revenue Bonds
 Power Supply
 Series 2008H
 05-01-22                            5.00%           $1,400,000            $1,496,096
California State Public Works Board
 Refunding Revenue Bonds
 Various University of California Projects
 Series 1993A
 06-01-14                            5.50             7,275,000             7,903,269
California State University
 Revenue Bonds
 Systemwide
 Series 2009A
 11-01-29                            5.25             3,000,000             3,053,400
California Statewide Communities Development Authority
 Revenue Bonds
 Daughters of Charity Health
 Series 2005A
 07-01-30                            5.25             2,500,000             2,220,475
California Statewide Communities Development Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006B
 03-01-45                            5.25             3,500,000             3,236,589
California Statewide Communities Development Authority
 Revenue Bonds
 Sutter Health
 Series 2002B
 08-15-28                            5.50             2,000,000             2,013,300
Chabot-Las Positas Community College District
 Unlimited General Obligation Bonds
 Capital Appreciation Election of 2004
 Zero Coupon
 Series 2006B (AMBAC)
 08-01-18                            4.65             1,000,000(h)            676,670
City & County of San Francisco
 Unlimited General Obligation Bonds
 Neighborhood Recreation & Park
 Series 2004A (NPFGC)
 06-15-23                            5.00             4,795,000             5,110,607
Fairfield-Suisun Unified School District
 Unlimited General Obligation Bonds
 Election of 2002
 Series 2004 (NPFGC)
 08-01-28                            5.50             3,000,000             3,187,980
Fremont Union High School District/Santa Clara County
 Unlimited General Obligation Bonds
 Election of 2008
 Series 2008
 08-01-30                            4.75             1,075,000             1,073,527
Golden State Tobacco Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2007A-1
 06-01-47                            5.75             1,000,000               719,370
Golden State Tobacco Securitization Corporation
 Prerefunded Revenue Bonds
 Series 2003A-1
 06-01-39                            6.75               750,000               884,348
 06-01-40                            6.63               900,000             1,057,392
Lakeside Union Elementary School District
 Unlimited General Obligation Bonds
 Series 2009
 08-01-33                            5.00             1,250,000             1,243,050
Los Angeles Unified School District
 Unlimited General Obligation Bonds
 Series 2009I
 07-01-24                            5.00             1,900,000             2,031,252
 07-01-29                            5.00             1,200,000             1,235,880
Rowland Water District
 Certificate of Participation
 Recycled Water Project
 Series 2008
 12-01-39                            6.25             1,500,000             1,601,085


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
San Diego Public Facilities Financing Authority
 Revenue Bonds
 Series 2009A
 05-15-34                            5.25%           $1,500,000            $1,530,225
San Francisco City & County Redevelopment Agency
 Tax Allocation Bonds
 Mission Bay South Redevelopment
 Series 2009D
 08-01-31                            6.50               500,000               516,235
Semitropic Improvement District
 Revenue Bonds
 Series 2004A (XLCA)
 12-01-28                            5.00             5,000,000             5,059,499
State of California
 Refunding Unlimited General Obligation Bonds
 Series 2007
 08-01-30                            4.50             5,550,000             4,772,834
State of California
 Unlimited General Obligation Bonds
 Series 2003
 02-01-21                            5.00             1,150,000             1,172,057
State of California
 Unlimited General Obligation Bonds
 Series 2008
 08-01-34                            5.00             5,000,000             4,532,900
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2005
 06-01-35                            4.75             7,500,000             6,405,000
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2007
 06-01-37                            5.00             1,235,000             1,089,245
 12-01-37                            5.00             3,000,000             2,643,330
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2009
 04-01-31                            5.75            12,000,000            12,207,001
State of California
 Unrefunded Unlimited General Obligation Bonds
 Series 2004
 04-01-29                            5.30                 2,000                 1,974
Sweetwater Union High School District
 Certificate of Participation
 Series 2002 (FSA)
 09-01-21                            5.00             3,255,000             3,383,996
Turlock Public Financing Authority
 Revenue Bonds
 Series 2008
 05-01-32                            4.75             3,405,000             3,308,775
University of California
 Revenue Bonds
 Series 2009O
 05-15-39                            5.25             2,300,000             2,406,375
West Covina Redevelopment Agency
 Refunding Special Tax Bonds
 Fashion Plaza
 Series 1996
 09-01-17                            6.00             5,000,000             5,673,700
                                                                      ---------------
Total                                                                     105,796,757
-------------------------------------------------------------------------------------

COLORADO (2.3%)
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
 12-01-22                            4.95             1,000,000               688,030
 12-01-26                            5.00               500,000               317,180
City of Aurora
 Refunding Revenue Bonds
 1st Lien
 Series 2008A
 08-01-33                            5.00             2,000,000             2,016,660


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
COLORADO (CONT.)
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
 06-01-23                            5.25%             $500,000              $489,595
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2009A
 06-01-38                            6.13             2,750,000             2,737,130
Colorado State Board of Governors
 Revenue Bonds
 Series 2009A
 03-01-34                            5.00             1,600,000             1,640,400
North Range Metropolitan District #1
 Prerefunded Limited General Obligation Bonds
 Series 2001
 12-15-31                            7.25             1,820,000             2,040,620
North Range Metropolitan District #2
 Limited Tax General Obligation Bonds
 Series 2007
 12-15-27                            5.50               735,000               544,738
 12-15-37                            5.50               820,000               558,592
University of Colorado
 Prerefunded Certificate of Participation
 Master Lease Purchase Agreement
 Series 2003A (AMBAC)
 06-01-23                            5.00             3,700,000             4,197,649
                                                                      ---------------
Total                                                                      15,230,594
-------------------------------------------------------------------------------------

CONNECTICUT (1.1%)
Connecticut State Health & Educational Facility Authority
 Revenue Bonds
 Yale University
 Series 2008-Z3
 07-01-42                            5.05             7,150,000             7,488,982
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
District of Columbia Water & Sewer Authority
 Refunding Revenue Bonds
 Sub Lien
 Series 2008A (Assured Guaranty)
 10-01-29                            5.00             1,515,000             1,558,496
-------------------------------------------------------------------------------------

FLORIDA (3.0%)
Brevard County Health Facilities Authority
 Revenue Bonds
 Health First Incorporated Project
 Series 2005
 04-01-34                            5.00             6,435,000             5,668,721
Broward County School Board
 Certificate of Participation
 Series 2003 (NPFGC)
 07-01-24                            5.00             3,000,000             3,061,980
Florida Municipal Loan Council
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 2000A (NPFGC)
 04-01-20                            6.02             4,360,000(h)          2,511,098
Florida State Board of Education
 Unlimited General Obligation Bonds
 Capital Outlay 2008
 Series 2009B
 06-01-26                            5.00             1,380,000             1,489,337
 06-01-27                            5.00             1,450,000             1,556,575
Florida State Board of Education
 Unlimited General Obligation Refunding Bonds
 Capital Outlay
 Series 2004B
 06-01-24                            5.00             1,400,000             1,480,864
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2002B
 11-15-23                            5.25             1,000,000             1,122,800


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
FLORIDA (CONT.)
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006C
 11-15-36                            5.25%              $50,000               $59,665
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-32                            5.13               105,000               124,453
Highlands County Health Facilities Authority
 Unrefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-32                            5.13             2,895,000             2,700,774
Sarasota County Health Facilities Authority
 Refunding Revenue Bonds
 Village on the Isle Project
 Series 2007
 01-01-14                            5.00               500,000               503,095
                                                                      ---------------
Total                                                                      20,279,362
-------------------------------------------------------------------------------------

GEORGIA (3.4%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
 07-01-16                            4.40             3,500,000             3,630,445
Cherokee County Water & Sewer Authority
 Unrefunded Revenue Bonds
 Series 1995 (NPFGC)
 08-01-25                            5.20             2,665,000             2,908,820
City of Atlanta
 Revenue Bonds
 Series 2001A (NPFGC)
 11-01-39                            5.00             1,950,000             1,794,761
County of Fulton
 Revenue Bonds
 Series 1992 Escrowed to Maturity (FGIC)
 01-01-14                            6.38             3,125,000             3,445,281
Gwinnett County School District
 Unlimited General Obligation Bonds
 Series 2008
 02-01-36                            5.00             7,610,000             8,010,743
State of Georgia
 Unlimited General Obligation Bonds
 Series 2009B
 01-01-26                            5.00             2,500,000             2,793,775
                                                                      ---------------
Total                                                                      22,583,825
-------------------------------------------------------------------------------------

ILLINOIS (10.9%)
Cook & Will Counties Township High School District #206
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 1992C Escrowed to Maturity (AMBAC)
 12-01-10                            6.55             2,605,000(h)          2,588,953
Cook County Community Consolidated School
 District #21 -- Wheeling
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 2000 Escrowed to Maturity (FSA)
 12-01-19                            6.03             3,140,000(h)          2,197,717
Cook County School District #170
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 1992C Escrowed to Maturity (AMBAC)
 12-01-09                            6.50             2,155,000(h)          2,154,973
 12-01-10                            6.55             2,155,000(h)          2,142,156
Illinois Finance Authority
 Refunding Revenue Bonds
 Augustana College
 Series 2003A
 10-01-22                            5.63             2,500,000             2,541,300


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
ILLINOIS (CONT.)
Illinois Finance Authority
 Revenue Bonds
 University of Chicago
 Series 2003A
 07-01-25                            5.25%           $6,770,000            $7,124,950
Illinois Finance Authority
 Revenue Bonds
 Central Dupage Health
 Series 2009
 11-01-27                            5.00             1,450,000             1,443,142
Illinois Finance Authority
 Revenue Bonds
 Northwest Community Hospital
 Series 2008A
 07-01-33                            5.38             1,000,000             1,018,180
Illinois Finance Authority
 Revenue Bonds
 Northwestern Memorial Hospital
 Series 2009A
 08-15-30                            5.75             3,000,000             3,221,280
Illinois Finance Authority
 Revenue Bonds
 Riverside Health System
 Series 2009
 11-15-35                            6.25             1,000,000             1,029,080
Illinois Finance Authority
 Revenue Bonds
 Rush University Medical Center
 Series 2009C
 11-01-39                            6.63             2,150,000             2,307,853
Illinois Finance Authority
 Revenue Bonds
 Sedgebrook Incorporated Facility
 Series 2007A
 11-15-12                            5.50               500,000(b)            199,900
Illinois Finance Authority
 Revenue Bonds
 Sherman Health System
 Series 2007A
 08-01-37                            5.50             4,000,000             3,607,040
Illinois Finance Authority
 Revenue Bonds
 Silver Cross & Medical Centers Series 2009
 08-15-38                            6.88            10,700,000            11,156,140
Illinois Finance Authority
 Subordinated Revenue Bonds
 Regency
 Zero Coupon
 Series 1990 Escrowed to Maturity
 04-15-20                            7.75            13,745,000(h)          9,232,105
Lake County Community High School
 District #127 -- Grayslake
 Unlimited General Obligation Bonds
 Capital Appreciation
 Zero Coupon
 Series 2002B (NPFGC/FGIC)
 02-01-16                            5.32             4,000,000(h)          3,320,840
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1993A Escrowed to Maturity (FGIC)
 06-15-21                            6.54             1,870,000(h)          1,200,783
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 McCormick Place Expansion
 Series 2002A (NPFGC)
 06-15-42                            5.25             4,000,000             4,020,400
Metropolitan Pier & Exposition Authority
 Unrefunded Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1993A (NPFGC/FGIC)
 06-15-10                            6.65               240,000(h)            237,648


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
ILLINOIS (CONT.)
Southern Illinois University
 Revenue Bonds
 Capital Appreciation
 Housing & Auxiliary
 Zero Coupon
 Series 1999A (NPFGC)
 04-01-26                            5.55%           $4,000,000(h)         $1,592,000
St. Clair County Public Building Commission
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1997B (NPFGC/FGIC)
 12-01-14                            5.95             2,000,000(h)          1,710,340
State of Illinois
 Unlimited General Obligation Bonds
 1st Series 2001 (FSA)
 05-01-26                            5.25             8,500,000             8,704,000
                                                                      ---------------
Total                                                                      72,750,780
-------------------------------------------------------------------------------------

INDIANA (2.0%)
County of St. Joseph
 Revenue Bonds
 Notre Dame Du Lac Project
 Series 2009
 03-01-36                            5.00             5,000,000             5,208,900
Indiana Finance Authority
 Refunding Revenue Bonds
 Sisters of St. Francis Health
 Series 2008
 11-01-32                            5.38             1,000,000             1,001,710
Indiana Finance Authority
 Revenue Bonds
 Parkview Health System
 Series 2009A
 05-01-31                            5.75             1,000,000             1,015,930
Indiana Finance Authority
 Revenue Bonds
 State Revolving Fund Program
 Series 2006A
 02-01-25                            5.00             2,000,000             2,124,260
Indiana Health & Educational Facilities Financing Authority
 Refunding Revenue Bonds
 Clarian Health Obligation Group
 Series 2006B
 02-15-33                            5.00             1,050,000               941,042
Indiana Health & Educational Facilities Financing Authority
 Revenue Bonds
 Clarian Health Obligation
 Series 2006A
 02-15-36                            5.00               625,000               558,006
Indiana Transportation Finance Authority
 Prerefunded Revenue Bonds
 Series 1990A
 06-01-15                            7.25             1,475,000             1,567,615
Vigo County Hospital Authority
 Revenue Bonds
 Union Hospital Incorporated
 Series 2007
 09-01-37                            5.70             1,050,000(d,k)          818,496
                                                                      ---------------
Total                                                                      13,235,959
-------------------------------------------------------------------------------------

IOWA (0.3%)
City of Coralville
 Tax Allocation Bonds
 Tax Increment
 Series 2007C
 06-01-39                            5.13             2,425,000             2,085,573
-------------------------------------------------------------------------------------

KANSAS (0.2%)
University of Kansas Hospital Authority
 Refunding & Improvement Revenue Bonds
 Kansas University Health System
 Series 2006
 09-01-25                            5.00             1,325,000             1,346,147
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)

KENTUCKY (1.4%)
Kentucky Economic Development Finance Authority
 Revenue Bonds
 Baptist Healthcare System
 Series 2009A
 08-15-24                            5.38%           $1,000,000            $1,062,400
 08-15-27                            5.63             1,000,000             1,070,570
Kentucky Economic Development Finance Authority
 Revenue Bonds
 Louisville Arena
 Sub Series 2008A-1 (Assured Guaranty)
 12-01-33                            6.00               800,000               867,536
Louisville/Jefferson County Metropolitan Government
 Revenue Bonds
 Jewish Hospital St. Mary's Healthcare
 Series 2008
 02-01-27                            5.75             6,000,000             6,180,660
                                                                      ---------------
Total                                                                       9,181,166
-------------------------------------------------------------------------------------

LOUISIANA (5.1%)
City of New Orleans
 Unlimited General Obligation Refunding Bonds
 Capital Appreciation
 Zero Coupon
 Series 1991 (AMBAC)
 09-01-12                            6.63             6,250,000(h)          5,481,438
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
 06-01-16                            5.00             1,500,000             1,576,995
New Orleans Aviation Board
 Revenue Bonds
 Consolidated Rental Car
 Series 2009A
 01-01-40                            6.50             4,600,000(j)          4,551,700
New Orleans Home Mortgage Authority
 Special Obligation Refunding Bonds
 Series 1992 Escrowed to Maturity
 01-15-11                            6.25             8,585,000             9,074,173
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2001B
 05-15-30                            5.50             7,400,000             7,308,536
 05-15-39                            5.88             6,540,000             5,811,902
                                                                      ---------------
Total                                                                      33,804,744
-------------------------------------------------------------------------------------

MARYLAND (0.2%)
Maryland Economic Development Corporation
 Revenue Bonds
 University of Maryland College Park Projects
 Series 2008
 06-01-33                            5.75               400,000               400,800
Maryland Health & Higher Educational Facilities Authority
 Revenue Bonds
 Washington County Hospital
 Series 2008
 01-01-33                            5.75               875,000               857,430
                                                                      ---------------
Total                                                                       1,258,230
-------------------------------------------------------------------------------------

MASSACHUSETTS (4.7%)
Commonwealth of Massachusetts
 Limited General Obligation Refunding Bonds
 Series 2004B
 08-01-22                            5.25             2,500,000             2,945,900
 08-01-28                            5.25             2,000,000             2,352,660
Commonwealth of Massachusetts
 Refunding Revenue Bonds
 Series 2005 (NPFGC/FGIC)
 01-01-27                            5.50             1,500,000             1,714,230
 01-01-28                            5.50             1,500,000             1,708,305
Massachusetts Bay Transportation Authority
 Revenue Bonds
 Series 2005A
 07-01-31                            5.00             2,000,000             2,180,740
Massachusetts Development Finance Agency
 Revenue Bonds
 Boston University
 Series 1999P
 05-15-59                            6.00               675,000               736,196


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
MASSACHUSETTS (CONT.)
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2002FF
 07-15-37                            5.13%           $2,200,000            $2,244,594
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2009A
 11-15-36                            5.50             4,000,000             4,435,240
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2009O
 07-01-26                            5.00             3,000,000             3,335,850
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Milford Regional Medical
 Series 2007E
 07-15-37                            5.00             2,200,000             1,689,226
Massachusetts School Building Authority
 Revenue Bonds
 Series 2007A (AMBAC)
 08-15-32                            4.75             1,240,000             1,241,500
Massachusetts State Water Pollution Abatement
 Prerefunded Revenue Bonds
 Pool Program
 Series 2004-10
 08-01-34                            5.00             3,430,000             3,978,766
Massachusetts State Water Pollution Abatement
 Unrefunded Revenue Bonds
 Pool Program
 Series 2004-10
 08-01-34                            5.00               570,000               588,878
Massachusetts Water Resources Authority
 Refunding Revenue Bonds
 Series 2005A (NPFGC)
 08-01-22                            5.00             2,000,000             2,184,000
                                                                      ---------------
Total                                                                      31,336,085
-------------------------------------------------------------------------------------

MICHIGAN (1.7%)
City of Detroit
 Revenue Bonds
 Sr Lien
 Series 2003A (NPFGC)
 07-01-21                            5.00             1,350,000             1,360,949
Michigan Municipal Bond Authority
 Revenue Bonds
 Drinking Water State Revolving Fund
 Series 2002
 10-01-22                            5.00             2,350,000             2,510,599
Michigan Municipal Bond Authority
 Revenue Bonds
 School District City of Detroit
 Series 2005 (FSA)
 06-01-19                            5.00             1,500,000             1,606,845
Oakland Schools
 Limited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA)
 05-01-36                            5.00             2,500,000             2,540,175
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001
 07-01-21                            7.13             1,615,000             1,676,015
Troy City School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2006 (NPFGC) (Qualified School Board Loan Fund)
 05-01-24                            5.00             1,600,000             1,696,528
                                                                      ---------------
Total                                                                      11,391,111
-------------------------------------------------------------------------------------

MINNESOTA (2.7%)
City of Minneapolis
 Revenue Bonds
 Fairview Health Services
 Series 2008A
 11-15-23                            6.38             1,000,000             1,118,970
 11-15-32                            6.75             1,000,000             1,110,610


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
MINNESOTA (CONT.)
City of St. Louis Park
 Revenue Bonds
 Park Nicollet Health Services
 Series 2008C
 07-01-23                            5.50%           $6,700,000            $7,002,571
 07-01-30                            5.75               800,000               827,320
Duluth Independent School District #709
 Certificate of Participation
 Series 2008B
 (School District Credit Enhancement Program)
 02-01-26                            4.75             1,000,000             1,046,870
Minneapolis/St. Paul Housing Finance Board
 Revenue Bonds
 Mortgage-backed City Living
 Series 2006A-5 (GNMA/FNMA/FHLMC)
 04-01-27                            5.45             3,244,913             3,379,220
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligation Group Project
 Series 2006
 05-15-21                            5.25             1,070,000             1,053,704
 05-15-22                            5.25             1,185,000             1,160,589
 05-15-26                            5.25             1,000,000               951,300
 05-15-36                            5.25               750,000               663,210
                                                                      ---------------
Total                                                                      18,314,364
-------------------------------------------------------------------------------------

MISSISSIPPI (0.7%)
Mississippi Business Finance Corporation
 Revenue Bonds
 Series 2009A
 05-01-24                            4.70             1,250,000             1,216,000
 05-01-37                            5.00               815,000               779,825
Mississippi Home Corporation
 Revenue Bonds
 Series 2007E-1 (GNMA/FNMA/FHLMC)
 12-01-37                            5.85             2,620,000             2,807,356
                                                                      ---------------
Total                                                                       4,803,181
-------------------------------------------------------------------------------------

MISSOURI (3.0%)
Cape Girardeau County Industrial Development Authority
 Revenue Bonds
 St. Francis Medical Center
 Series 2009
 06-01-39                            5.75               350,000               350,252
City of St. Louis
 Revenue Bonds
 Lambert-St. Louis International
 Series 2009A-1
 07-01-34                            6.63             1,050,000             1,100,358
County of Boone
 Revenue Bonds
 Boone Hospital Center
 Series 2008
 08-01-38                            5.38             1,700,000             1,631,541
Missouri Joint Municipal Electric Utility Commission
 Revenue Bonds
 Plum Point Project
 Series 2006 (NPFGC)
 01-01-20                            5.00             2,000,000             2,019,760
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Coxhealth
 Series 2008
 11-15-29                            5.25             2,525,000             2,518,738
 11-15-33                            5.50             1,500,000             1,488,120
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Washington University
 Series 2008A
 03-15-39                            5.38            10,000,000            10,814,899
                                                                      ---------------
Total                                                                      19,923,668
-------------------------------------------------------------------------------------

NEBRASKA (1.8%)
Douglas County Hospital Authority #2
 Refunding Revenue Bonds
 Health Facilities Children's Hospital
 Series 2008
 08-15-31                            6.13             2,250,000             2,358,743


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
NEBRASKA (CONT.)
Douglas County School District #10
 Unlimited General Obligation Bonds
 Elkhorn Public Schools
 Series 2009
 06-15-28                            6.00%             $500,000              $535,625
Madison County Hospital Authority #1
 Revenue Bonds
 Faith Regional Health Services Project
 Series 2008A-1
 07-01-33                            6.00             3,500,000             3,491,005
Municipal Energy Agency
 Refunding Revenue Bonds
 Series 2009A (BHAC)
 04-01-39                            5.38             3,000,000             3,146,790
Nebraska Elementary & Secondary School Finance Authority
 Revenue Bonds
 Boys Town Project
 Series 2008
 09-01-28                            4.75             2,200,000             2,234,518
University of Nebraska
 Revenue Bonds
 Lincoln Student Fees & Facilities
 Series 2009A
 07-01-39                            5.25               350,000               359,657
                                                                      ---------------
Total                                                                      12,126,338
-------------------------------------------------------------------------------------

NEVADA (1.7%)
Clark County Water Reclamation District
 Limited General Obligation Bonds
 Series 2009A
 07-01-34                            5.25             6,500,000             6,697,145
Las Vegas Valley Water District
 Limited General Obligation Bonds
 Water Improvement
 Series 2006A (FSA)
 06-01-24                            5.00             1,000,000             1,045,110
Truckee Meadows Water Authority
 Refunding Revenue Bonds
 Series 2006 (FSA)
 07-01-32                            4.75             3,775,000             3,652,917
                                                                      ---------------
Total                                                                      11,395,172
-------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.3%)
New Hampshire Health & Education Facilities Authority
 Revenue Bonds
 Dartmouth-Hitchcock
 Series 2009
 08-01-38                            6.00             2,000,000             2,075,560
-------------------------------------------------------------------------------------

NEW JERSEY (1.1%)
New Jersey Economic Development Authority
 Revenue Bonds
 Cigarette Tax
 Series 2004
 06-15-18                            5.63             4,950,000             4,950,296
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2002
 06-01-37                            6.00             2,175,000             2,445,614
                                                                      ---------------
Total                                                                       7,395,910
-------------------------------------------------------------------------------------

NEW MEXICO (0.4%)
New Mexico Hospital Equipment Loan Council
 Revenue Bonds
 Presbyterian Healthcare Services
 Series 2008A
 08-01-32                            6.38             2,165,000             2,357,858
-------------------------------------------------------------------------------------

NEW YORK (6.7%)
City of New York
 Unlimited General Obligation Bonds
 Series 2004E (FSA)
 11-01-22                            5.00             2,600,000             2,748,278
City of New York
 Unlimited General Obligation Bonds
 Series 2004H
 08-01-20                            5.00             3,660,000             3,891,348


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
NEW YORK (CONT.)
City of New York
 Unlimited General Obligation Bonds
 Sub Series 2006J-1
 06-01-25                            5.00%           $1,500,000            $1,572,015
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2006A
 11-15-22                            5.00             2,500,000             2,638,999
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2009B
 11-15-34                            5.00               500,000               513,410
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
 01-01-23                            5.00             1,000,000             1,010,060
New York State Dormitory Authority
 Revenue Bonds
 Columbia University
 Series 2007C
 07-01-29                            5.00             1,250,000             1,351,438
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 2nd General Resolution
 Series 1993A
 07-01-18                            5.75             5,500,000             6,319,115
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2006C
 12-15-31                            5.00             4,250,000             4,397,687
New York State Dormitory Authority
 Revenue Bonds
 Sloan-Kettering Memorial Center
 Series 2003-1 (NPFGC)
 07-01-23                            5.00             5,000,000             5,183,100
 07-01-24                            5.00             2,500,000             2,585,200
New York State Dormitory Authority
 Revenue Bonds
 Sloan-Kettering Memorial Center
 Series 2006-1
 07-01-35                            5.00               750,000               756,248
New York State Environmental Facilities Corporation
 Revenue Bonds
 New York City Municipal Water Financing Project
 2nd Resolution
 Series 2004
 06-15-26                            5.00             4,000,000             4,198,440
New York State Thruway Authority
 Revenue Bonds
 2nd General Resolution
 Series 2003B (FSA)
 04-01-21                            4.75             1,500,000             1,547,655
New York State Urban Development Corporation
 Refunding Revenue Bonds
 Service Contract
 Series 2008B
 01-01-29                            4.75             1,500,000             1,510,455
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
 12-01-16                            5.25               500,000(d)            465,520
 12-01-23                            5.00               750,000(d)            615,555
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2003A-1
 06-01-19                            5.50             2,250,000             2,402,033
Triborough Bridge & Tunnel Authority
 Revenue Bonds
 Series 2008C
 11-15-38                            5.00             1,000,000             1,020,240
                                                                      ---------------
Total                                                                      44,726,796
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)

NORTH CAROLINA (2.4%)
City of Charlotte
 Certificate of Participation
 Governmental Facilities Projects
 Series 2003G
 06-01-28                            5.00%           $1,750,000            $1,798,038
City of Charlotte
 Revenue Bonds
 Water & Sewer
 Series 2008
 07-01-26                            5.00             2,165,000             2,395,529
North Carolina Capital Facilities Finance Agency
 Revenue Bonds
 Duke University Project
 Series 2009B
 10-01-38                            5.00             4,000,000             4,160,120
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003A
 01-01-10                            5.50             2,375,000             2,384,918
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003F
 01-01-14                            5.50             5,000,000             5,473,150
                                                                      ---------------
Total                                                                      16,211,755
-------------------------------------------------------------------------------------

NORTH DAKOTA (0.4%)
County of Ward
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
 07-01-15                            5.25               625,000               643,238
 07-01-25                            5.13             2,250,000             2,117,430
                                                                      ---------------
Total                                                                       2,760,668
-------------------------------------------------------------------------------------

OHIO (2.0%)
Buckeye Tobacco Settlement Financing Authority
 Asset-backed Senior Turbo Revenue Bonds
 Series 2007A-2
 06-01-47                            5.88             6,125,000             4,342,258
Cleveland State University
 Revenue Bonds
 Series 2004 (NPFGC/FGIC)
 06-01-24                            5.25             1,500,000             1,525,215
County of Miami
 Refunding & Improvement Revenue Bonds
 Upper Valley Medical Center
 Series 2006
 05-15-21                            5.25               500,000               514,595
 05-15-26                            5.25             1,750,000             1,754,708
Miami University
 Refunding Revenue Bonds
 Series 2005 (AMBAC)
 09-01-23                            4.75             2,435,000             2,511,459
Ohio State Higher Educational Facility Commission
 Revenue Bonds
 University Hospital Health Systems
 Series 2009A
 01-15-39                            6.75             2,300,000             2,433,009
                                                                      ---------------
Total                                                                      13,081,244
-------------------------------------------------------------------------------------

OREGON (0.8%)
City of Keizer
 Special Assessment Bonds
 Keizer Station Area
 Series 2008A
 06-01-31                            5.20               975,000               991,751
Clackamas County Hospital Facility Authority
 Revenue Bonds
 Legacy Health Systems
 Series 2009A
 07-15-35                            5.50               500,000               511,975
Oregon Health & Science University
 Revenue Bonds
 Series 2009A
 07-01-39                            5.75             1,500,000             1,561,590


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
OREGON (CONT.)
Oregon State Housing & Community Services Department
 Revenue Bonds
 Single Family Mortgage Program
 Series 2003A
 07-01-24                            4.80%           $2,580,000            $2,596,718
                                                                      ---------------
Total                                                                       5,662,034
-------------------------------------------------------------------------------------

PENNSYLVANIA (1.4%)
Allegheny County Hospital Development Authority
 Refunding Revenue Bonds
 Capital Appreciation
 Magee-Women's Hospital Project
 Zero Coupon
 Series 1992 (NPFGC/FGIC)
 10-01-17                            5.81             5,115,000(h)          3,638,300
Allegheny County Hospital Development Authority
 Revenue Bonds
 University of Pittsburgh Medical Center
 Series 2009
 08-15-39                            5.63             1,800,000             1,788,264
Montgomery County Industrial Development Authority
 Refunding Revenue Bonds
 ACTS Retirement Communities
 Series 2006B
 11-15-22                            5.00             2,500,000             2,405,350
Northampton County General Purpose Authority
 Revenue Bonds
 St. Luke's Hospital Project
 Series 2008A
 08-15-28                            5.38             1,000,000               988,870
Philadelphia Municipal Authority
 Revenue Bonds
 Lease
 Series 2009
 04-01-34                            6.50               700,000               735,903
                                                                      ---------------
Total                                                                       9,556,687
-------------------------------------------------------------------------------------

PUERTO RICO (0.4%)(c)
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
 07-01-19                            5.00             2,000,000             2,007,640
Puerto Rico Highway & Transportation Authority
 Unrefunded Revenue Bonds
 Series 2003G
 07-01-42                            5.00               515,000               446,237
Puerto Rico Public Buildings Authority
 Prerefunded Revenue Bonds
 Government Facilities
 Series 2004I
 07-01-33                            5.25                20,000                23,139
                                                                      ---------------
Total                                                                       2,477,016
-------------------------------------------------------------------------------------

RHODE ISLAND (0.7%)
Rhode Island Housing & Mortgage Finance Corporation
 Revenue Bonds
 Homeownership Opportunity
 Series 2006-51A
 10-01-26                            4.65             2,000,000             1,992,020
 04-01-33                            4.85             2,985,000             2,886,018
                                                                      ---------------
Total                                                                       4,878,038
-------------------------------------------------------------------------------------

SOUTH CAROLINA (1.2%)
Charleston Educational Excellence Finance Corporation
 Revenue Bonds
 Charleston County School District
 Series 2005
 12-01-30                            5.25             2,500,000             2,563,300
Lexington County Health Services District
 Prerefunded Revenue Bonds
 Series 2004
 05-01-24                            5.50             2,100,000             2,452,968
Piedmont Municipal Power Agency
 Refunding Revenue Bonds
 Series 1991 (NPFGC/FGIC)
 01-01-21                            6.25             1,000,000             1,151,390


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
SOUTH CAROLINA (CONT.)
South Carolina Educational Facilities Authority
 Revenue Bonds
 Wofford College Project
 Series 2008
 04-01-38                            4.75%           $1,000,000              $944,920
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
 05-15-22                            6.00               655,000               686,558
                                                                      ---------------
Total                                                                       7,799,136
-------------------------------------------------------------------------------------

TEXAS (6.7%)
City of Austin
 Refunding Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1992 (AMBAC)
 11-15-10                            6.51             5,055,000(h)          5,001,923
City of Austin
 Refunding Revenue Bonds
 Series 2008A
 11-15-35                            5.25             2,000,000             2,047,300
City of San Antonio
 Revenue Bonds
 Series 2003 (NPFGC)
 02-01-20                            5.00             1,980,000             2,099,790
College Station Independent School District
 Unlimited General Obligation Bonds
 School Building
 Series 2007 (Permanent School Fund Guarantee)
 08-15-27                            5.00             3,795,000(i)          4,086,114
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 School Building
 Series 2008 (Permanent School Fund Guarantee)
 08-15-34                            4.75             1,400,000             1,423,884
Fort Worth Independent School District
 Unlimited General Obligation Bonds
 Series 2008 (Permanent School Fund Guarantee)
 02-15-27                            5.00             1,000,000             1,082,420
Galena Park Independent School District
 Unlimited General Obligation Refunding Bonds
 Capital Appreciation
 Zero Coupon
 Series 2002 (Permanent School Fund Guarantee)
 08-15-28                            5.09             5,270,000(h)          2,173,770
Harris County Health Facilities
 Development Corporation
 Refunding Revenue Bonds
 Memorial Hermann Healthcare System
 Series 2008B
 12-01-35                            7.25             2,200,000             2,447,368
Spring Independent School District
 Unlimited General Obligation Bonds
 Schoolhouse
 Series 2009 (Permanent School Fund Guarantee)
 08-15-34                            5.00             4,500,000             4,689,990
State of Texas
 Unlimited General Obligation Bonds
 Transportation Community-Mobility Fund
 Series 2007
 04-01-34                            4.75               500,000               503,355
Tarrant County Cultural Education Facilities
 Finance Corporation
 Revenue Bonds
 C C Young Memorial Home Project
 Series 2007
 02-15-10                            4.90               400,000               400,096
Tarrant County Cultural Education Facilities
 Finance Corporation
 Revenue Bonds
 Educational Facilities
 Series 2008
 08-15-31                            5.50             7,000,000             7,184,450
Tarrant County Cultural Education Facility
 Finance Corporation
 Revenue Bonds
 Senior Living Center Project
 Series 2009A
 11-15-44                            8.25             3,000,000             2,896,950


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)
TEXAS (CONT.)
Texas A&M University
 Revenue Bonds
 Financing System
 Series 2009A
 05-15-25                            5.00%           $2,500,000            $2,743,950
 05-15-26                            5.00             2,500,000             2,730,225
Uptown Development Authority
 Tax Allocation Bonds
 Infrastructure Improvement Facilities
 Series 2009
 09-01-29                            5.50               500,000               487,610
Wilson County Memorial Hospital District
 Limited General Obligation Bonds
 Series 2003 (NPFGC)
 02-15-28                            5.13             3,000,000             2,773,860
                                                                      ---------------
Total                                                                      44,773,055
-------------------------------------------------------------------------------------

VIRGINIA (0.8%)
City of Hampton
 Revenue Bonds
 Series 2002 (AMBAC)
 01-15-28                            5.13             1,800,000             1,831,842
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
 06-01-26                            5.50             1,300,000             1,462,370
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2005
 06-01-37                            5.63             2,000,000             2,379,800
                                                                      ---------------
Total                                                                       5,674,012
-------------------------------------------------------------------------------------

WASHINGTON (4.5%)
City of Seattle
 Improvement & Refunding Revenue Bonds
 Series 2001 (FSA)
 03-01-26                            5.13             3,415,000             3,541,526
County of Yakima
 Limited General Obligation Bonds
 Series 2002 (AMBAC)
 12-01-21                            5.00             2,425,000             2,625,475
Energy Northwest
 Revenue Bonds
 Columbia Generating Station
 Series 2007D
 07-01-22                            5.00             2,900,000             3,169,352
NJB Properties
 Revenue Bonds
 King County Washington Project
 Series 2006A
 12-01-27                            5.00             4,000,000             4,217,200
State of Washington
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2008A
 07-01-27                            5.00             2,500,000             2,702,725
Washington Health Care Facilities Authority
 Revenue Bonds
 Swedish Health Services
 Series 2009A
 11-15-33                            6.50             2,930,000             3,047,845
Washington Higher Education Facilities Authority
 Refunding Revenue Bonds
 Whitworth University
 Series 2009
 10-01-40                            5.63             1,050,000             1,017,807
Washington Public Power Supply System
 Refunding Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1989B (NPFGC)
 07-01-13                            6.61            10,360,000(h)          9,718,611
                                                                      ---------------
Total                                                                      30,040,541
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)

WISCONSIN (3.6%)
Badger Tobacco Asset Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2002
 06-01-27                            6.13%             $795,000              $860,739
State of Wisconsin
 Revenue Bonds
 Series 2009A
 05-01-33                            5.75             3,000,000             3,213,810
Wisconsin Health & Educational Facilities Authority
 Refunding Revenue Bonds
 Wheaton Healthcare
 Series 2006B
 08-15-25                            5.13             4,310,000             3,852,666
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Medical College Wisconsin
 Series 2008A
 12-01-35                            5.25             3,600,000             3,442,752
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Ministry Health
 Series 2004 (FSA)
 08-01-31                            5.00             1,000,000               990,790
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Prohealth Care Incorporated Obligation Group
 Series 2009
 02-15-39                            6.63             5,300,000             5,658,651
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Riverview Hospital Association
 Series 2008
 04-01-38                            5.75             6,000,000             5,933,279
                                                                      ---------------
Total                                                                      23,952,687
-------------------------------------------------------------------------------------

WYOMING (0.1%)
Wyoming Municipal Power Agency
 Revenue Bonds
 Series 2009A
 01-01-36                            5.00               700,000               680,099
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $629,558,829)                                                      655,860,291
-------------------------------------------------------------------------------------



MUNICIPAL BONDS HELD IN TRUST (1.1%)(L)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(f,g)                           RATE              AMOUNT                VALUE(a)

MISSOURI (1.1%)
Missouri State Health and Educational Facilities Authority
 Revenue Bonds
 Washington University
 Series 2009A
 05-15-17                            5.00%           $7,000,000(d)         $7,387,590
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $7,405,889)                                                          7,387,590
-------------------------------------------------------------------------------------



MUNICIPAL NOTES (1.0%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE(e,f,g)                         YIELD            MATURITY               VALUE(a)
CONNECTICUT (0.2%)
Connecticut Housing Finance Authority
 Revenue Bonds
 V.R.D.N. Series 2009 (JP Morgan Chase)
 05-15-39                            0.22%           $1,600,000            $1,600,000
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.4%)
District of Columbia
 Refunding Revenue Bonds
 American University
 V.R.D.N. Series 2008 (Bank of America)
 10-01-38                            0.23             2,800,000             2,800,000
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



MUNICIPAL NOTES (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE(e,f,g)                         YIELD            MATURITY               VALUE(a)

TENNESSEE (0.2%)
Montgomery County Public Building Authority
 Revenue Bonds
 Tennessee County Loan Pool
 V.R.D.N. Series 2006 (Bank of America)
 02-01-36                            0.24%           $1,415,000            $1,415,000
-------------------------------------------------------------------------------------

WISCONSIN (0.2%)
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Aspirus Wausau Hospital
 V.R.D. N. Series 2009 (JPMorgan Chase Bank)
 08-15-36                            0.20             1,015,000             1,015,000
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL NOTES
(Cost: $6,830,000)                                                         $6,830,000
-------------------------------------------------------------------------------------





MONEY MARKET FUND (--%)
                                                       SHARES                VALUE(a)
JPMorgan Tax-Free Money Market Fund                    54,129                 $54,129
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $54,129)                                                               $54,129
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $643,848,847)(m)                                                  $670,132,010
=====================================================================================



INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT NOV. 30, 2009



                             NUMBER OF                                   UNREALIZED
                             CONTRACTS       NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)    MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Treasury Note, 5-
  year                         (120)       $(14,215,313)   Jan. 2010        $(229,675)
U.S. Treasury Note, 10-
  year                          (90)        (10,905,469)   Dec. 2009         (280,656)
-------------------------------------------------------------------------------------
Total                                                                       $(510,331)
-------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 0.4% of net assets at Nov. 30, 2009.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2009, the value of these securities amounted to $9,287,161 or 1.4% of net assets.

(e) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2009.

(f) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA    -- ACA Financial Guaranty Corporation
     AMBAC  -- Ambac Assurance Corporation
     BHAC   -- Berkshire Hathaway Assurance Corporation
     BIG    -- Bond Investors Guarantee
     BNY    -- Bank of New York
     CGIC   -- Capital Guaranty Insurance Company
     CIFG   -- IXIS Financial Guaranty
     FGIC   -- Financial Guaranty Insurance Company
     FHA    -- Federal Housing Authority
     FHLMC  -- Federal Home Loan Mortgage Corporation
     FNMA   -- Federal National Mortgage Association
     FSA    -- Financial Security Assurance
     GNMA   -- Government National Mortgage Association
     NPFGC  -- National Public Finance Guarantee Corporation
     TCRS   -- Transferable Custodial Receipts
     XLCA   -- XL Capital Assurance


(g)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note


(h) For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(i) At Nov. 30, 2009, investments in securities included securities valued at $455,099 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
34  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(j) At Nov. 30, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,469,774. See Note 2 to the financial statements.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Nov. 30, 2009 was $818,496 representing 0.1% of net assets. Information concerning such security holdings at Nov. 30, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     Vigo County Hospital Authority
       5.70% Series 2037                    06-27-07       $1,050,000


(l)  Municipal Bonds Held in Trust -- See Note 2 to the financial statements.

(m) At Nov. 30, 2009, the cost of securities for federal income tax purposes was $644,190,389 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $35,621,229
     Unrealized depreciation                          (9,679,608)
     -----------------------------------------------------------
     Net unrealized appreciation                     $25,941,621
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
36  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2009:

                                                FAIR VALUE AT NOV. 30, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  Municipal Bonds                      $--       $655,860,291         $--        $655,860,291
  Municipal Bonds Held in
    Trust                               --          7,387,590          --           7,387,590
---------------------------------------------------------------------------------------------
Total Bonds                             --        663,247,881          --         663,247,881
---------------------------------------------------------------------------------------------
Short-Term Securities
  Municipal Notes                       --          6,830,000          --           6,830,000
---------------------------------------------------------------------------------------------
Total Short-Term
  Securities                            --          6,830,000          --           6,830,000
---------------------------------------------------------------------------------------------
Other
  Unaffiliated Money
    Market Fund(a)                  54,129                 --          --              54,129
---------------------------------------------------------------------------------------------
Total Other                         54,129                 --          --              54,129
---------------------------------------------------------------------------------------------
Investments in Securities           54,129        670,077,881          --         670,132,010
Other Financial
  Instruments(b)                  (510,331)                --          --            (510,331)
---------------------------------------------------------------------------------------------
Total                            $(456,202)      $670,077,881         $--        $669,621,679
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2009.

(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $643,794,718)                     $670,077,881
  Money market fund (identified cost $54,129)                                   54,129
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $643,848,847)             670,132,010
Capital shares receivable                                                       90,499
Dividends and accrued interest receivable                                    9,898,606
Receivable for investment securities sold                                      221,395
--------------------------------------------------------------------------------------
Total assets                                                               680,342,510
--------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                              469,276
Capital shares payable                                                       1,563,071
Payable for investment securities purchased                                  4,469,774
Variation margin payable on futures contracts                                   36,563
Short-term floating rate notes outstanding                                   5,250,000
Accrued investment management services fees                                     22,574
Accrued distribution fees                                                      148,041
Accrued transfer agency fees                                                     2,852
Accrued administrative services fees                                             3,784
Other accrued expenses                                                          93,149
--------------------------------------------------------------------------------------
Total liabilities                                                           12,059,084
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $668,283,426
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $  1,797,731
Additional paid-in capital                                                 659,409,065
Undistributed net investment income                                          1,190,973
Accumulated net realized gain (loss)                                       (19,887,175)
Unrealized appreciation (depreciation) on investments                       25,772,832
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $668,283,426
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $645,167,080          173,557,831                       $3.72(1)
Class B                     $ 14,670,642            3,944,081                       $3.72
Class C                     $  8,445,704            2,271,237                       $3.72
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $3.91. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2009


INVESTMENT INCOME
Income:
Interest                                                      $33,494,498
Income distributions from money market fund                        13,189
-------------------------------------------------------------------------
Total income                                                   33,507,687
-------------------------------------------------------------------------
Expenses:
Investment management services fees                             2,699,258
Distribution fees
  Class A                                                       1,580,370
  Class B                                                         189,971
  Class C                                                          72,103
Transfer agency fees
  Class A                                                         338,786
  Class B                                                          11,230
  Class C                                                           4,065
Administrative services fees                                      453,062
Interest and fee expense                                           13,185
Compensation of board members                                      19,944
Custodian fees                                                     18,100
Printing and postage                                               51,750
Registration fees                                                  60,279
Professional fees                                                  40,670
Other                                                              32,523
-------------------------------------------------------------------------
Total expenses                                                  5,585,296
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                               (172,310)
  Earnings and bank fee credits on cash balances                   (2,611)
-------------------------------------------------------------------------
Total net expenses                                              5,410,375
-------------------------------------------------------------------------
Investment income (loss) -- net                                28,097,312
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions              (7,935,023)
Net change in unrealized appreciation (depreciation) on
  investments                                                  72,634,884
-------------------------------------------------------------------------
Net gain (loss) on investments                                 64,699,861
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $92,797,173
-------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                    2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  28,097,312  $  27,710,256
Net realized gain (loss) on security transactions                (7,935,023)   (10,958,230)
Net change in unrealized appreciation (depreciation) on
  investments                                                    72,634,884    (66,544,355)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     92,797,173    (49,792,329)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (26,977,808)   (26,629,874)
    Class B                                                        (665,605)      (796,435)
    Class C                                                        (253,292)      (170,996)
------------------------------------------------------------------------------------------
Total distributions                                             (27,896,705)   (27,597,305)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                 81,031,568     80,574,720
  Class B shares                                                  2,982,580      3,831,935
  Class C shares                                                  3,785,687      2,780,521
Reinvestment of distributions at net asset value
  Class A shares                                                 19,680,129     19,228,619
  Class B shares                                                    556,451        664,700
  Class C shares                                                    225,220        153,590
Conversions from Class B to Class A
  Class A shares                                                  6,800,725      2,479,482
  Class B shares                                                 (6,800,725)    (2,479,482)
Payments for redemptions
  Class A shares                                               (108,413,284)  (126,790,870)
  Class B shares                                                 (3,618,087)    (6,308,332)
  Class C shares                                                 (1,852,686)    (1,478,291)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   (5,622,422)   (27,343,408)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          59,278,046   (104,733,042)
Net assets at beginning of year                                 609,005,380    713,738,422
------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 668,283,426  $ 609,005,380
------------------------------------------------------------------------------------------
Undistributed net investment income                           $   1,190,973  $     990,366
------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                   YEAR ENDED NOV. 30,
CLASS A                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $3.37       $3.79      $3.90      $3.84      $3.89
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16         .15        .15        .14        .14
Net gains (losses) (both realized and
 unrealized)                                          .34        (.42)      (.11)       .08       (.02)
------------------------------------------------------------------------------------------------------
Total from investment operations                      .50        (.27)       .04        .22        .12
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)       (.15)      (.15)      (.14)      (.14)
Distributions from realized gains                      --          --         --       (.02)      (.03)
------------------------------------------------------------------------------------------------------
Total distributions                                  (.15)       (.15)      (.15)      (.16)      (.17)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $3.72       $3.37      $3.79      $3.90      $3.84
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.20%      (7.33%)     1.04%      5.83%      3.06%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee  expense)(b)                                    .82%        .89%       .94%       .95%       .91%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(b),(c)                                 .79%        .86%       .91%       .91%       .90%
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee  expense)                                       .82%        .82%       .82%       .83%       .83%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                     .79%        .79%       .79%       .79%       .82%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.30%       4.14%      3.91%      3.70%      3.55%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $645        $584       $683       $788       $601
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%         37%        51%        32%        29%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                   YEAR ENDED NOV. 30,
CLASS B                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $3.37       $3.79      $3.90      $3.84      $3.89
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .12        .12        .11        .11
Net gains (losses) (both realized and
 unrealized)                                          .35        (.42)      (.11)       .08       (.02)
------------------------------------------------------------------------------------------------------
Total from investment operations                      .48        (.30)       .01        .19        .09
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.13)       (.12)      (.12)      (.11)      (.11)
Distributions from realized gains                      --          --         --       (.02)      (.03)
------------------------------------------------------------------------------------------------------
Total distributions                                  (.13)       (.12)      (.12)      (.13)      (.14)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $3.72       $3.37      $3.79      $3.90      $3.84
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.32%      (8.02%)      .28%      5.03%      2.29%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee  expense)(b)                                   1.57%       1.64%      1.69%      1.70%      1.67%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(b),(c)                                1.55%       1.61%      1.66%      1.67%      1.66%
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee  expense)                                      1.57%       1.57%      1.57%      1.58%      1.59%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                    1.55%       1.54%      1.54%      1.55%      1.58%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.53%       3.39%      3.11%      2.93%      2.78%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15         $20        $26        $43        $29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%         37%        51%        32%        29%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
42  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                   YEAR ENDED NOV. 30,
CLASS C                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $3.37       $3.79      $3.90      $3.84      $3.89
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .12        .12        .11        .11
Net gains (losses) (both realized and
 unrealized)                                          .35        (.42)      (.11)       .08       (.02)
------------------------------------------------------------------------------------------------------
Total from investment operations                      .48        (.30)       .01        .19        .09
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.13)       (.12)      (.12)      (.11)      (.11)
Distributions from realized gains                      --          --         --       (.02)      (.03)
------------------------------------------------------------------------------------------------------
Total distributions                                  (.13)       (.12)      (.12)      (.13)      (.14)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $3.72       $3.37      $3.79      $3.90      $3.84
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.33%      (8.02%)      .28%      5.03%      2.29%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee  expense)(b)                                   1.57%       1.64%      1.69%      1.70%      1.68%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(b),(c)                                1.54%       1.61%      1.66%      1.67%      1.67%
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                       1.57%       1.57%      1.57%      1.58%      1.60%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(c)                                    1.54%       1.54%      1.54%      1.55%      1.59%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.55%       3.35%      3.14%      2.93%      2.78%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8          $6         $5         $7         $4
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%         37%        51%        32%        29%
------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(b) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Tax-Exempt Bond Fund (the Fund) is a series of RiverSource Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B and Class C shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending

--------------------------------------------------------------------------------
44  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

ILLIQUID SECURITIES
At Nov. 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2009 was $818,496 representing 0.12% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2009, the Fund has outstanding when-issued securities of $4,469,774.

INVERSE FLOATER PROGRAM TRANSACTIONS
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trust, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond.

--------------------------------------------------------------------------------
46  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust, if any, at Nov. 30, 2009, are presented in the Portfolio of Investments. The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the fiscal year ended Nov. 30, 2009, the average short-term floating rate notes outstanding was $1,272,115 and the average interest rate and fees related to these short-term floating rate notes was 1.04%.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective

--------------------------------------------------------------------------------
48  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. At Nov. 30, 2009, and during the year then ended, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT NOV. 30, 2009


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Interest rate                                         Net
  contracts                                           assets -- unrealiz-
                                                      ed depreciation on
                                              N/A     investments           $510,331*
-------------------------------------------------------------------------------------------
Total                                         N/A                           $510,331
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOV. 30, 2009


AMOUNT OF REALIZED GAIN(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Interest rate contracts                               $--
-----------------------------------------------------------------
Total                                                 $--
-----------------------------------------------------------------




  CHANGE IN UNREALIZED APPRECIATION(DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                             FUTURES
-----------------------------------------------------------------
Interest rate contracts                           $(510,331)
-----------------------------------------------------------------
Total                                             $(510,331)
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of short contracts outstanding was $25.1 million at Nov. 30, 2009. The monthly average gross notional amount for short contracts was $4.6 million for the year ended Nov. 30, 2009. The fair value of such contracts on Nov. 30, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee which is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The management fee for the year ended Nov. 30, 2009 was 0.41% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
50  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Nov. 30, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2009, other expenses paid to this company were $4,515.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $431,000 and $66,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $470,160 for Class A, $4,931 for Class B and $2,745 for Class C for the year ended Nov. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs and fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.79%
Class B.............................................  1.55
Class C.............................................  1.54


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $85,512
Class B...........................................    2,570
Class C...........................................    1,165


The management fees waived/reimbursed at the Fund level were $83,063.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Jan. 31, 2011, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs and fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.79%
Class B.............................................  1.55
Class C.............................................  1.54


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
52  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2009, the Fund's custodian and transfer agency fees were reduced by $2,611 as a result of earnings and bank fee credits from overnight cash balances.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $183,436,145 and $175,473,852, respectively, for the year ended Nov. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED NOV. 30,                            2009        2008*
-------------------------------------------------------------------
CLASS A
Sold                                        23,255,441   22,026,147
Converted from Class B shares**              1,873,478      666,527
Reinvested distributions                     5,460,648    5,272,827
Redeemed                                   (30,484,683) (34,633,015)
-------------------------------------------------------------------
Net increase (decrease)                        104,884   (6,667,514)
-------------------------------------------------------------------
CLASS B
Sold                                           848,026    1,051,767
Reinvested distributions                       155,081      181,923
Converted to Class A shares**               (1,873,478)    (666,527)
Redeemed                                    (1,014,926)  (1,722,052)
-------------------------------------------------------------------
Net increase (decrease)                     (1,885,297)  (1,154,889)
-------------------------------------------------------------------
CLASS C
Sold                                         1,058,441      766,759
Reinvested distributions                        62,342       42,261
Redeemed                                      (510,698)    (399,643)
-------------------------------------------------------------------
Net increase (decrease)                        610,085      409,377
-------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2009.

8. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                           2009         2008
------------------------------------------------------------------
Ordinary income*........................  $27,896,705  $27,597,305
Long-term capital gain..................           --           --


* Tax-exempt interest distributions were 99.99% and 100% of cash basis distributions paid for the years ended Nov. 30, 2009 and 2008, respectively.


--------------------------------------------------------------------------------
54  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


At Nov. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    475,826
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(18,155,779)
Unrealized appreciation (depreciation).........  $ 25,225,859


For federal income tax purposes, the Fund had a capital loss carry-over of $18,155,779 at Nov. 30, 2009, that if not offset by capital gains will expire as follows:

  2014         2016          2017
$729,269    $9,046,561    $8,379,949


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Jan. 20, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).


--------------------------------------------------------------------------------
56  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
58  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE TAX-EXEMPT BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Tax-Exempt Bond Fund (the Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt Bond Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 20, 2010


--------------------------------------------------------------------------------
60  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended November 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Exempt-interest Dividends....................................     99.99%


Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2009 was 0.00%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2009 are listed below.

ALABAMA..........................................................     0.439%
ALASKA...........................................................     0.002
ARIZONA..........................................................     2.788
ARKANSAS.........................................................     0.177
CALIFORNIA.......................................................    15.231
COLORADO.........................................................     2.394
CONNECTICUT......................................................     1.090
WASHINGTON, D.C..................................................     0.222
FLORIDA..........................................................     2.850
GEORGIA..........................................................     2.753
ILLINOIS.........................................................     9.891
INDIANA..........................................................     1.395
IOWA.............................................................     0.363
KANSAS...........................................................     0.295
KENTUCKY.........................................................     1.458
LOUISIANA........................................................     5.060
MARYLAND.........................................................     0.737
MASSACHUSETTS....................................................     4.429
MICHIGAN.........................................................     2.319


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  61

FEDERAL INCOME TAX INFORMATION (continued) -------------------------------------


MINNESOTA........................................................     3.681%
MISSISSIPPI......................................................     0.514
MISSOURI.........................................................     3.164
NEBRASKA.........................................................     1.912
NEVADA...........................................................     1.346
NEW HAMPSHIRE....................................................     0.101
NEW JERSEY.......................................................     1.621
NEW MEXICO.......................................................     0.424
NEW YORK.........................................................     6.898
NORTH CAROLINA...................................................     2.658
NORTH DAKOTA.....................................................     0.411
OHIO.............................................................     1.369
OREGON...........................................................     0.706
PENNSYLVANIA.....................................................     1.264
RHODE ISLAND.....................................................     0.718
SOUTH CAROLINA...................................................     1.221
TENNESSEE........................................................     0.255
TEXAS............................................................     7.923
VIRGINIA.........................................................     1.216
WASHINGTON.......................................................     4.122
WISCONSIN........................................................     3.692
WYOMING..........................................................     0.025
PUERTO RICO......................................................     0.866




--------------------------------------------------------------------------------
62  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds,
                                                 2008-2009; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 45                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                      RIVERSOURCE TAX-EXEMPT BOND FUND -- 2009 ANNUAL REPORT  67

RIVERSOURCE TAX-EXEMPT BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2010 RiverSource Investments, LLC.                             S-6310 AG (1/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Tax-Exempt Series, Inc. were as follows:

                          2009 - $53,598   2008 - $52,250

(b) Audit-Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

                          2009 - $750      2008 - $750

(c) Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

                          2009 - $6,360    2008 - $6,360

(d) All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

                          2009 - $0        2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $829,596   2008 - $588,810

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6.   Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Tax-Exempt Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date February 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date February 3, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date February 3, 2010